SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                        SCHEDULE 14A INFORMATION--REVISED
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

          [X] Preliminary Proxy Statement
          [ ] Confidential, for use of the Commission only (as permitted by Rule
              14a-6(e)(2))
          [ ] Definitive Proxy Statement
          [ ] Definitive Additional Materials
          [ ] Soliciting Material Under Rule.14a-12

                                 PROXYMED, INC.
                (Name of Registrant as Specified in its Charter)

                                 PROXYMED, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box)

         [X] No fee required.
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
             0-11.

         1)    Title of each class of securities to which transaction applies:
         2)    Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1
         4)    Proposed maximum aggregate value of transaction:
         5)    Total fee paid:

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)    Amount Previously Paid
         2)    Form, Schedule or Registration No.:
         3)    Filing Party:
         4)    Date Filed:

                  REVISED PRELIMINARY MATERIALS--MAY 31, 2000


                                 PROXYMED, INC.
                           2555 DAVIE ROAD, SUITE 110
                         FORT LAUDERDALE, FLORIDA 33317
                                 (954) 473-1001

                  --------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JULY 7, 2000
                  ---------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ProxyMed, Inc., a Florida corporation (the "Company"), will be held on Friday, July 7, 2000, at 9 o'clock a.m., Eastern Daylight Time, at the Sheraton Fort Lauderdale Airport, 1825 Griffin Road, Dania, Florida 33004, for the following purposes, all of which are set forth more completely in the accompanying proxy statement:

(1) The election of 4 persons to the Board of Directors to serve until the next annual meeting of the shareholders or until election and qualification of their respective successors;

(2) To ratify and approve the issuance and sale of the Company's Series B Convertible Preferred Stock, par value $.01 per share ("Series B Preferred"), and the related warrants, to approve the issuance of shares of the Company's common stock, par value $.001 per share ("Common Stock") to be issued upon the conversion of the Series B Preferred, the exercise of the related warrants and the payment of the dividends on the Series B Preferred, to approve the issuance of warrants in connection with the redemption of certain shares of Series B Preferred, and to approve the issuance of Common Stock upon the exercise of the warrants issued in connection with the redemption of certain shares of Series B Preferred;


(3) To ratify and approve the issuance of up to 50,000,000 shares of Common Stock and securities convertible into or exercisable for Common Stock pursuant to the financing generally described in Item 3 below and on such other terms and conditions as may be determined by the Board of Directors to be in the best interest of the Company.


(4) To vote on a proposal to amend the Company's Restated Articles of Incorporation to increase the number of authorized shares of Common Stock, par value $.001, from 50,000,000 to 100,000,000;

(5)      To ratify and approve the Company's 2000 Stock Option Plan;

(6)      To approve the Company's 2000 1/2Stock Option Plan; and

(7) To transact such other business as may properly come before the meeting.

         Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on May 8, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

         The Annual Meeting may be postponed or adjourned from time to time without any notice other than by announcement at the meeting of any postponements or adjournments thereof, and any and all business for which notice is hereby given may be transacted at any such postponed or adjourned meeting.

         A FORM OF PROXY AND THE ANNUAL REPORT OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, ARE ENCLOSED. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES.

                                                   BY ORDER OF THE
                                                   BOARD OF DIRECTORS

                                                   Frank M. Puthoff, Secretary
Fort Lauderdale, Florida
June 12, 2000

                  REVISED PRELIMINARY MATERIALS--MAY 31, 2000


                                 PROXYMED, INC.
                           2555 DAVIE ROAD, SUITE 110
                         FORT LAUDERDALE, FLORIDA 33317
                                 (954) 473-1001

                          ----------------------------
                                 PROXY STATEMENT
                          ----------------------------


         The enclosed proxy is solicited by the Board of Directors of ProxyMed, Inc., a Florida corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Friday, July 7, 2000. The approximate date on which this statement and the enclosed proxy was sent to shareholders is June 12, 2000. The form of proxy provides a space for you to withhold your vote for any proposal. You are urged to indicate your vote on each matter in the space provided; if no space is marked, it will be voted by the persons therein named at the meeting (i) for the election of 4 persons to the Board of Directors as set forth below; (ii) for the ratification and approval of the issuance and sale of the Series B Preferred and the related warrants, for the approval of the issuance of Common Stock upon the conversion of the Series B Preferred, the exercise of the related warrants and the payment of dividends on the Series B Preferred, for the approval of the issuance of warrants in connection with the redemption of certain shares of Series B Preferred, and for the approval of the issuance of Common Stock upon the exercise of the warrants in connection with the redemption of certain shares of Series B Preferred; (iii) to ratify and approve the issuance of up to 50,000,000 shares of Common Stock and securities convertible into or exercisable for Common Stock pursuant to the financing generally described in Item 3 below and on such other terms and conditions as may be determined by the Board of Directors to be in the best interest of the Company; (iv) to vote on a proposal to amend the Company's Restated Articles of Incorporation to increase the number of authorized shares of Common Stock, par value $.001, from 50,000,000 to 100,000,000; (v) for ratification and approval of the Company's 2000 Stock Option Plan; (vi) for approval of the Company's 2000 1/2 Stock Option Plan; and (vii) in their discretion, upon such other business as may properly come before the meeting. Whether or not you plan to attend the meeting, please fill in, sign and return your proxy card to the transfer agent in the enclosed envelope, which requires no postage if mailed in the United States.

         The cost of this proxy solicitation will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally and by telephone, all without extra compensation. The Company has also retained the proxy solicitation firm of D.L. King & Co. at a cost of approximately $10,000 plus expenses.

         At the record date for the meeting, the close of business on May 8, 2000, the Company had issued 19,734,429 shares of Common Stock. Only shareholders of record at the close of business on May 8, 2000, are entitled to notice of and to vote at the Annual Meeting. In the event that there are not sufficient votes for approval of any of the matters to be voted upon at the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies. The quorum necessary to conduct business at the Annual Meeting consists of a majority of the outstanding shares of Common Stock. The approval of the proposals covered by this Proxy Statement will require an affirmative vote of the holders of a majority of the shares of Common Stock voting in person or by proxy at the Annual Meeting, with the exception of the election of directors, each of whom is elected by a plurality.

        All shares of Common Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted for approval of each matter voted upon. Abstentions or broker non-votes are counted as shares present in the determination of whether shares of Common Stock represented at the meeting constitute a quorum. Abstentions and broker non-votes are tabulated separately. Since only a plurality is required for the election of directors, abstentions or broker non-votes will have no effect on the election of directors (except for purposes of determining whether a quorum is present at the Annual

Meeting). As to other matters to be acted upon at the Annual Meeting, abstentions are treated as AGAINST votes, whereas broker non-votes are not counted for the purpose of determining whether the proposal has been approved.

A SHAREHOLDER WHO SUBMITS A PROXY ON THE ACCOMPANYING FORM HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS USE BY DELIVERING A WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY EXECUTING A LATER-DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. UNLESS AUTHORITY IS WITHHELD, PROXIES WHICH ARE PROPERLY EXECUTED WILL BE VOTED FOR THE PURPOSES SET FORTH THEREON.

        The following table sets forth to the best knowledge of the Company information regarding the beneficial ownership of the Company's Common Stock as of May 8, 2000, with respect to (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director, and (iii) each executive officer named in the Executive Compensation chart, and (iv) all directors and officers of the Company as a group:

   NAME AND ADDRESS(1)               # OF SHARES (2)           % OF CLASS
   -------------------               ---------------           ----------

Harold S. Blue(3)                         207,277                 1.1%

John Paul Guinan(4)                       189,167                   *

Bennett Marks (5)                         140,751                   *

John B. Okkerse, Jr., Ph.D.                     0                   0

James H. Pickering(4)                      83,667                   *

Kevin E. Moley(4)                           8,334                   *

Bertram J. Polan(6)                        92,500                   *

Peter A. A. Saunders(7)                    27,500                   *

Eugene R. Terry(4)                         80,000                   *

Bellingham Industries Inc.(8)           2,228,073                 11.2%
Urraca Building
Frederico Boyd Avenu
Panama City, Panama

All directors and officers              1,833,072                 8.8%
AS A GROUP (27 PERSONS)(9)
--------------------------
*Less than 1%

(1) The address for each person, unless otherwise noted, is 2555 Davie Road, Suite 110, Fort Lauderdale, Florida 33317-7424.
(2) In accordance with Rule 13d-3 of the Exchange Act, shares that are not outstanding, but that are subject to options, warrants, rights or conversion privileges exercisable within 60 days from May 8, 2000, have been deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by the individual having such right, but have not been deemed outstanding for the purpose of computing the percentage for any other person.
(3) Includes 30,000 shares held of record, 10,610 owned beneficially, and 166,667 shares issuable upon the exercise of currently exercisable stock options.
(4) Represents shares issuable upon the exercise of currently exercisable stock options.
(5) Includes 24,500 shares held of record, and 116,251 shares issuable upon the exercise of currently exercisable stock options.
(6) Includes 12,500 shares held of record, and 80,000 shares issuable upon the exercise of currently exercisable stock options.
(7) Includes 2,500 shares held of record, plus 25,000 shares issuable upon exercise of currently exercisable stock options.
(8) Includes 1,978,073 shares held of record, and 250,000 shares issuable upon the exercise of currently exercisable warrants. Share amounts were provided by Bellingham.
(9) Includes 802,896 shares held of record, and 1,030,176 shares issuable upon the exercise of currently exercisable stock options.

ITEM 1.  ELECTION OF DIRECTORS

         The Company currently has five directors, with each director holding office until the next annual meeting of shareholders and until his successor is duly elected and qualified or until the earlier death, resignation, removal or disqualification of the director. The Company's officers are elected annually by the directors. Management of the Company has nominated four directors currently serving as directors for election to the Board of Directors. Dr. John B. Okkerse, Jr. resigned as a Director effective on May 15, 2000.

        The following nominees may be elected by plurality vote. THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NOMINEE FOR ELECTION TO THE BOARD. It is intended that proxies will be voted for the following nominees, unless otherwise directed:

NAME                              AGE      POSITION
----                              ---      --------
Harold S. Blue                    39       Chairman of the Board,
                                           Interim Chief Executive Officer

Bertram J. Polan (1)(2)           49       Director

Peter A.A. Saunders (1)(2)        58       Director

Eugene R. Terry (1)               62       Director
-------------------------
(1)      Member of the Audit Committee, the Chairman of which is Mr. Saunders.
(2)      Member of the Compensation Committee, the Chairman of which is Mr.
         Polan.

         HAROLD S. BLUE joined ProxyMed in 1993 and currently serves as Chairman of the Board. Mr. Blue was appointed Interim Chief Executive Officer on May 15, 2000. He also held the position of Chief Executive Officer until December 1999. Mr. Blue was also President and Chief Executive Officer of Health Services, Inc., a physician practice management company, from 1992 to 1996, at which time it was sold to InPhyNet Medical Management, Inc. In September 1984, Mr. Blue founded Best Generics, Incorporated, which was later sold to pharmaceutical manufacturer, IVAX Corporation, where Mr. Blue served as a member of IVAX's Board of Directors from 1988 to 1990.

From 1979 to 1984, Mr. Blue was President and Chief Executive Officer of Budget Drugs, Inc., a retail discount pharmacy chain located in South Florida.

        BERTRAM J. POLAN has been a director of ProxyMed since August 1995. Mr. Polan is the founder and President of Gemini Bio-Products, Inc., a California-based supplier of biological products used in medical schools, private medicine research institutes and the biotechnology industry, which he founded in 1985. From 1973 to 1985, Mr. Polan was employed in various executive capacities, most recently as vice president of sales and marketing, with Northern American Biologicals, Inc., one of the world's largest independent providers of human plasma products.

        PETER A.A. SAUNDERS, F.R.S.A. (Fellow of Royal Society of Arts) has been a director of ProxyMed since May 1998, and was owner and Chairman, of Pass Consultants, a marketing and business consulting firm founded by Mr. Saunders in Surrey, England, since 1988. From 1992 through 1994, he also served as Managing Director of United Artist Communications (London-U.K.), Ltd. From 1959 to 1984, Mr. Saunders held various executive and directorship positions with Allders Department Stores, a subsidiary of United Drapery Department Stores Group, and, after its acquisition by Hanson Trust, P.L.C. in 1984, continued as a Director until 1988. Since 1989, Mr. Saunders has been serving as a Director of Theragenics Corporation, a public company located in Norcross, Georgia, specializing in the treatment of prostate cancer; as a non-executive Director of Mayday Healthcare NHS Trust, a 700-bed hospital in Surrey, England from 1992 to 1998; and as a non-executive Director of Eurbell (Sussex) Limited, a United Kingdom cable television and telecommunications company from 1993 to 1998.

        EUGENE R. TERRY has been a director of ProxyMed since August 1995. Mr. Terry is a pharmacist and the founder and Chairman of Bloodline, Inc., a New Jersey-based company engaged in the blood services business, which he founded in 1980. In 1971, Mr. Terry founded Home Nutritional Support, Inc. ("HNSI"), one of the first companies established in the home infusion industry. In 1984, HNSI was sold to Healthdyne, Inc. HNSI was later sold to the W.R. Grace Group. From 1975 to 1984, Mr. Terry was also founder and Chief Executive Officer of Paramedical Specialties, Inc., a respiratory and durable medical equipment company, which was also sold to Healthdyne, Inc.

        MEETINGS - All directors attended more than 75% of the meetings of the Board of Directors for the fiscal year ended December 31, 1999. There were a total of thirteen Board meetings held during such year.

        AUDIT COMMITTEE - Our Audit Committee consists of three outside directors: Peter A. A. Saunders (Chair), Bertram J. Polan and Eugene R. Terry. The Audit Committee is responsible for meeting with representatives of our independent accountants and with representatives of senior management to review the general scope of our annual audit, matters relating to internal audit control systems and the fee charged by the independent accountants. In addition, the Audit Committee is responsible for reviewing and monitoring the performance of non-audit services by our independent accountants and for recommending the engagement or discharge of our independent accountants.

        COMPENSATION COMMITTEE - Our Compensation Committee consists of three outside directors: Bertram J. Polan (Chair), Kevin E. Moley and Peter A. A. Saunders. The Compensation Committee is responsible for approving and reporting to the Board on the annual compensation for all officers, including salary, stock options and other consideration, if any. The Committee is also responsible for granting stock awards, stock options and other awards to be made under our existing plans.

COMPENSATION OF DIRECTORS

        Our employee directors are not compensated for their services as directors. Outside directors receive $2,000 for each regularly scheduled board meeting personally attended, $500 for each telephonic board meeting, and $500 each quarter for each committee a director is a member. All directors are reimbursed for reasonable expenses incurred in attending board meetings. In addition, outside directors received stock options upon the directors' initial election or appointment to the Board of Directors. In August 1995, Messrs. Polan and Terry, upon joining the Board, were each granted options to purchase 75,000 shares of common stock at an exercise price of $3.17, the market price on the date of grant. These options are now fully vested and expire on August 28, 2000. In June 1999, Messrs. Polan, Saunders and Terry were each granted options to purchase 15,000 shares of common stock at $13.50. These options vest at the end of the next three years and will expire ten years after the date of grant. Upon joining the Board in 1998, Mr. Saunders received 20,000 options at $7.19 per share. Half of these options vested in September 1998, and the other half vested in September 1999. These options expire ten years after the date of grant. Upon joining the Board in 1999, Mr. Moley received 25,000 options at $13.00 per share. These options will vest over three years and expire five years after the date of grant.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities and Exchange Act of 1934 (the "Exchange Act") requires our officers and directors, and persons who own more than 10% of the registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        Based on our review of the copies of such forms received by us, or written representations from certain reporting persons that no Forms 5 were required for those persons, we believe that, during our fiscal year ended December 31, 1999, all filing requirements applicable to our officers and directors and greater than 10% beneficial owners were complied with, except that
(1) Mr. Saunders unknowingly failed to timely file a Form 4 for a transaction in June 1998 and for a transaction in June 1999, but has since timely filed a Form 5 covering these transactions; and (2) we have not received from Bellingham Industries Inc. a Form 5 or a written representation that no Form 5 is required.

EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid during the past three fiscal years to our Chief Executive Officers and our other four most highly compensated executive officers with annual compensation over $100,000 for such years (the "named executive officers"), plus two additional individuals for whom disclosure would have been provided but for the fact that the individuals were not serving as executive officers at the end of the last completed fiscal year:

                           SUMMARY COMPENSATION TABLE

                                                                     ------------------------------------- -----------
                                                                            LONG-TERM COMPENSATION
                                ------------------------------------ ------------------------------------- -----------
                                        ANNUAL COMPENSATION                   AWARDS             PAYOUTS
------------------------------- ------------------------------------ ------------------------------------- -----------
                                                                                   SECURITIES                 ALL
       NAME AND                                           OTHER      RESTRICTED    UNDERLYING                OTHER
       PRINCIPAL                                          ANNUAL        STOCK       OPTIONS/      LTIP      COMPEN-
       POSITION          YEAR      SALARY      BONUS      COMP.       AWARD(S)        SARS       PAYOUTS     SATION
------------------------ ------ ------------- -------- ------------- ------------ ------------- ---------- -----------
John B. Okkerse, Jr.
CEO(1)                   1999         16,154       --            --           --       400,000         --          --

Harold S. Blue
Chairman and CEO         1999        202,198       --            --           --        50,000         --          --
                         1998        145,033       --            --           --            --         --          --
                         1997        125,000       --            --           --            --         --          --

John Paul Guinan
Pres., PROXYMED.COM      1999        180,609    5,000            --           --        35,000         --          --
                         1998        163,943   15,063            --           --            --         --          --
                         1997        125,000                     --           --            --         --          --

Bennett Marks
EVP & CFO(2)             1999        182,198   15,000            --           --        25,000         --          --
                         1998        145,305   20,000            --           --        20,000         --          --
                         1997        128,646   15,000            --           --            --         --          --

James H. Pickering
President & COO(5)       1999        201,236       --        36,540(4)        --        20,000         --          --
                         1998        165,456   10,000        47,182(3)        --       130,000         --          --

Jeff K. Carpenter
Pres., Lab Division      1999        282,408  100,000            --           --       142,000         --          --

Bruce S. Roberson
EVP-Business Dev.        1999        182,447       --            --           --        35,000         --          --
                         1998        180,000   50,000        22,506(3)        --        20,000         --          --
                         1997         30,000       --        24,759           --                       --          --
------------------------ ------ ------------- -------- ------------- ------------ ------------- ---------- -----------

(1) Dr. Okkerse joined the Company on November 26, 1999. Dr. Okkerse resigned as Chief Executive Officer and Director effective on May 15, 2000.
(2) Mr. Marks resigned as Executive Vice President and Chief Financial Officer effective on May 17, 2000.
(3)      Consists of reimbursement of relocation expenses.
(4)      Consists of reimbursement of certain commuting expenses.
(5) Mr. Pickering resigned as President and Chief Operating Officer effective on May 16, 2000.

        The following table provides information on stock option grants during fiscal year 1999 to each of the named executive officers:

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

----------------------------------------------------------------------------------------- ----------------------------
                                                                                          POTENTIAL REALIZABLE VALUE
                                                                                            AT ASSUMED ANNUAL RATES
                                                                                          OF STOCK PRICE APPRECIATION
                                   INDIVIDUAL GRANTS                                            FOR OPTION TERM
----------------------------------------------------------------------------------------- ----------------------------
                                # OF         % OF TOTAL
                             SECURITIES     OPTIONS/SARS
                             UNDERLYING      GRANTED TO
                              OPTIONS/       EMPLOYEE IN    EXERCISE OR     EXPIRATION
         NAME               SARS GRANTED     FISCAL YEAR     BASE PRICE        DATE            5%            10%
-------------------------- --------------- ---------------- ------------- --------------- ------------- --------------
Harold S. Blue                 50,000            3%            $13.25        6/28/04          $183,037      $ 404,463
-------------------------- --------------- ---------------- ------------- --------------- ------------- --------------
John Paul Guinan               35,000            2%            $13.25        6/28/04          $128,126      $ 283,124
-------------------------- --------------- ---------------- ------------- --------------- ------------- --------------
Bennett Marks                  25,000            2%            $13.25        6/28/04           $91,518      $ 202,231
-------------------------- --------------- ---------------- ------------- --------------- ------------- --------------
John B. Okkerse, Jr.          400,000           27%            $10.25       11/26/09       $2,578,468     $6,534,344
-------------------------- --------------- ---------------- ------------- --------------- ------------- --------------
James H. Pickering             20,000            1%            $13.25        6/28/04          $ 73,215      $ 161,785
-------------------------- --------------- ---------------- ------------- --------------- ------------- --------------
Jeff K. Carpenter              44,000            3%            $11.75         1/4/09         $ 325,139      $ 823,965
-------------------------- --------------- ---------------- ------------- --------------- ------------- --------------
Jeff K. Carpenter              98,000            7%            $11.00        8/11/04         $ 297,832      $ 658,130
-------------------------- --------------- ---------------- ------------- --------------- ------------- --------------
Bruce S. Roberson              35,000            2%            $13.25        6/28/04         $ 128,126      $ 283,124
-------------------------- --------------- ---------------- ------------- --------------- ------------- --------------

        The following table sets forth certain information concerning unexercised options held by each of the named executive officers:

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTIONS/SAR VALUES

                                                     -------------------------------- --------------------------------
                                                          NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                         UNDERLYING UNEXERCISED                IN-THE-MONEY
                                                       OPTIONS/SARS AT FY-END (#)       OPTIONS/SARS AT FY-END ($)*
----------------------- -------------- ------------- -------------------------------- --------------------------------
                         # OF SHARES
                         ACQUIRED ON     $ VALUE
         NAME             EXERCISE       REALIZED     EXERCISABLE     UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
----------------------- -------------- ------------- --------------- ---------------- ---------------- ---------------
Harold S. Blue               --             --          150,000          50,000             $ 937,500              --
----------------------- -------------- ------------- --------------- ---------------- ---------------- ---------------
John Paul Guinan             --             --          217,500          35,000            $1,232,475              --
----------------------- -------------- ------------- --------------- ---------------- ---------------- ---------------
Bennett Marks                --             --          107,917          38,333             $ 564,981         $34,132
----------------------- -------------- ------------- --------------- ---------------- ---------------- ---------------
John B. Okkerse, Jr.         --             --             --           400,000                    --              --
----------------------- -------------- ------------- --------------- ---------------- ---------------- ---------------
James H. Pickering           --             --           44,000         106,000             $ 121,000        $232,700
----------------------- -------------- ------------- --------------- ---------------- ---------------- ---------------
Jeff K. Carpenter            --             --           44,000          98,000                    --              --
----------------------- -------------- ------------- --------------- ---------------- ---------------- ---------------
Bruce S. Roberson          68,550        $261,014        38,117          48,333             $ 107,109         $37,466
----------------------- -------------- ------------- --------------- ---------------- ---------------- ---------------

* Year-end values for unexercised in-the-money options represent the positive spread between the exercise price of such options and the fiscal year-end market value of the common stock, which was $9.75 on December 31, 1999.

        There were no awards made to named executive officers in the last completed fiscal year under any long-term incentive plan for performance to occur over a period longer than one fiscal year. We do not have any defined benefit or actuarial plans for our employees. No stock options for named executive officers were amended, cancelled, replaced or otherwise repriced during the past ten years.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors is responsible for administering, reviewing and approving compensation arrangements with respect to executive compensation which includes base salaries, annual incentives and long term stock option plans, as well as any executive benefits and/or perquisites. In addition, the Compensation Committee is responsible for any awards and administration of the Company's stock option plans and grant of options to newly-hired employees, and any future equity incentive plans.

         Mr. Blue has been Chairman of the Board and Chief Executive Officer of the Company since February 1993 through November 1999, at which time Dr. Okkerse became Chief Executive Officer. Upon the resignation of Dr. Okkerse effective on May 15, 2000, Mr. Blue became the Interim Chief Executive Officer of the Company. On May 22, 2000, Mr. Blue agreed to a reduction of his annual base salary from $204,407 to $183,967. Mr. Blue also has a $6,000 automobile allowance. He received no annual bonus during 1999. The Committee believes that his compensation is within the low-to-middle range of compensation paid to similarly situated executives at other similar companies. Dr. Okkerse's annual base salary was $200,000. Dr. Okkerse also received options for 400,000 shares of common stock at an exercise price of $10.25. These options expire ten years after the date of grant. The Committee believes Dr. Okkerse's compensation was within the middle range of compensation paid to similarly situated executives at other similar companies. The Committee intends to review the performance and compensation of the executive officers annually, in conjunction with performance of the Company.

        The Committee's general philosophy with respect to the compensation of the Chief Executive Officer and other executive officers is to offer competitive compensation packages designed to attract and retain key executives critical to the success of the Company. In general, subjective factors rather than specific criteria of the Company's performance have been used in determining and approving executive compensation. The Company's compensation programs include a base salary, annual bonus awards based on individual and Company performance, as well as the granting of stock options designed to provide long-term incentives and aligning the interest of management with those of the Company's shareholders.

        Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the Company's Chief Executive Officer and the four (4) other most highly compensated executive officers, unless such compensation is "performance based". For purposes of Section 162(m), the Company currently intends to structure any performance based portion of the compensation of its executive officers that it might develop in a manner that complies with Section 162(m).

THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Bertram J. Polan
Kevin E. Moley
Peter A. A. Saunders

                               PERFORMANCE GRAPH

                                [OBJECT OMITTED]

EMPLOYMENT AGREEMENTS WITH THE NAMED EXECUTIVE OFFICERS

         On April 1, 1996, we entered into an employment agreement with Mr. Blue for a period of three years, which is automatically extended from year to year unless terminated by either party upon 60 days' written notice. On May 22, 2000, Mr. Blue agreed to a reduction of his annual base salary from $204,407 to $183,967 and is entitled to such bonuses as may be awarded from time to time by the Board of Directors and to participate in any stock option or bonus plans which we may now have or in the future develop. Mr. Blue also has a $6,000 automobile allowance. Mr. Blue may be terminated for "cause", as defined in the agreement. If he is terminated for cause, he will be entitled to base salary earned, and he will retain all vested stock options which shall remain exercisable for 90 days after the date of termination. If he is terminated "without cause", then he will be entitled to receive an amount equal to his base salary plus bonus, if any, and continuation of health insurance for six months following termination. In addition, the agreement contains confidentiality and non-competition covenants. The employment agreement was renewed by its terms for an additional year.

         Mr. Guinan has an employment agreement with us for a three-year term commencing on December 5, 1995, which is substantially similar to Mr. Blue's. On May 22, 2000, Mr. Guinan agreed to a reduction of his annual salary from $200,391 to $180,351. Mr. Guinan also has a $6,000 automobile allowance.

         In November 1996, we entered into an employment agreement with Mr. Bennett Marks, our former Executive Vice President and Chief Financial Officer. In November 1997, we entered into an employment agreement with Mr. James H. Pickering, our former President and Chief Operations Officer. The agreements were for a three-year term and automatically extended from year to year thereafter unless terminated by us upon 90 days' written notice or by the employee upon 30 days' written notice prior to the end of the initial term or any extension. Mr. Marks employment agreement was renewed by its terms for an additional year. Mr. Marks and Mr. Pickering received an annual base salary of $200,325 and $225,325, respectively, and were entitled to such bonuses as may have been awarded from time to time and to participate in the Company's stock option or bonus plans. In addition, the agreements contained confidentiality and non-competition covenants. Effective May 17, 2000, Mr. Marks resigned as Executive Vice President and Chief Financial Officer of the Company. Effective May 16, 2000, Mr. Pickering resigned as President and Chief Operating Officer of the Company. The Company believes that agreements relating to their separation from the Company will be finalized shortly.

         In November 1999, we entered into an employment agreement with Dr. John
B. Okkerse, our former Chief Executive Officer. The agreement was for a three-year term and automatically extended from year to year thereafter unless terminated by us upon 90 days' written notice or by the employee upon 30 days' written notice prior to the end of the initial term or any extension. He received an annual base salary of $200,000 and was entitled to bonuses as may have been awarded from time to time and had the opportunity to earn an additional cash bonus of at least $200,000 per year, and to participate in the Company's stock option or bonus plans. In addition, the agreement contained confidentiality and non-competition covenants. Effective May 15, 2000, Dr. Okkerse resigned as Chief Executive Officer and as a Director of the Company. The Company believes that an agreement relating to his separation from the Company will be finalized shortly.

LIABILITY AND INDEMNIFICATION OF OUR DIRECTORS AND OFFICERS

        We have entered into indemnification agreements with each of our directors and executive officers limiting their personal liability for monetary damages for breach of their fiduciary duties as officers and directors, except for liability that cannot be eliminated under the Florida Business Corporation Act. The Florida Business Corporation Act provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duty as directors, except for liability (i) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (ii) for any unlawful payment of a dividend or unlawful stock repurchase or redemption, as provided in Section 607.0834 of the Florida Business Corporation Act, (iii) for any transaction from which the director derived an improper personal benefit, or (iv) for a violation of criminal law. Our Restated Articles of Incorporation and Bylaws also provide that we shall indemnify our directors and officers to the fullest extent permitted by Section
607.0831 of the Florida Business Corporation Act, including circumstances in which indemnification is otherwise discretionary. We have procured and maintain a policy of insurance under which our directors and officers are insured, subject to the limits of the policy, against certain losses arising from claims made against such directors and officers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On April 30, 1997, the Company loaned a total of $350,000 to Mr. Blue. The funds were advanced pursuant to two demand promissory notes in the principal amounts of $290,000 and $60,000, respectively, each bearing interest at a rate of 7 3/4% per year. Mr. Blue and the Compensation Committee are in current discussions with respect to the repayment terms and collateral for such notes.

ITEM 2. RATIFICATION AND APPROVAL OF THE ISSUANCE AND SALE OF THE SERIES B PREFERRED AND THE RELATED WARRANTS, THE ISSUANCE OF COMMON STOCK UPON THE CONVERSION OF THE SERIES B PREFERRED, THE EXERCISE OF THE RELATED WARRANTS AND THE PAYMENT OF DIVIDENDS ON THE SERIES B PREFERRED, THE ISSUANCE OF WARRANTS IN CONNECTION WITH THE REDEMPTION OF CERTAIN OF THE SHARES OF SERIES B PREFERRED, AND THE ISSUANCE OF COMMON STOCK UPON THE EXERCISE OF THE WARRANTS ISSUED IN CONNECTION WITH THE REDEMPTION OF CERTAIN OF THE SHARES OF SERIES B PREFERRED

GENERAL

         On December 23, 1999, the Company issued 15,000 shares of its Series B Preferred Stock, par value $.01 per share (the "Series B Preferred"), and warrants to purchase 800,000 shares of its Common Stock, par value $.001 per share (the "Common Stock"), in a private placement to institutional investors.

The net proceeds of the offering, after expenses, were approximately $14,200,000. J.C. Bradford & Co. served as the Company's placement agent for this transaction. The shares of Series B Preferred are non-voting and carry a cumulative dividend at a rate of 6% per annum, payable quarterly or upon conversion or redemption, which may be paid in cash or Common Stock, at the Company's option, subject to certain conditions. The shares of Series B Preferred mature on December 23, 2001, subject to extension in certain circumstances, at which time the Series B Preferred will be redeemed or converted at the Company's option, subject to certain conditions. The conversion price of the Series B Preferred at maturity is 95% of the average of the closing trade price on the Nasdaq National Market of the Common Stock for the 30 consecutive trading days immediately preceding December 23, 2001. The net proceeds from this financing transaction have been, and the proceeds from the exercise of the related warrants will be, used by the Company for working capital and general corporate purposes including, without limitation, the repayment of outstanding debt and potential acquisitions.

        In connection with the sale of the Series B Preferred, the Company issued warrants (the "Old Warrants") to purchase up to 800,000 shares of Common Stock, subject to adjustment in certain events. The original exercise price of the Old Warrants was $12.05 per share, subject to adjustment in certain events. The Old Warrants expire on December 23, 2002. In addition, in order to obtain the consent of Transamerica Business Credit Corporation to the sale of the Series B Preferred, a warrant to purchase 25,000 shares of Common Stock at an original exercise price price of $11.62 per share was issued to Transamerica (the "Transamerica Warrant") on substantially the same terms as the Old Warrants. If the Old Warrants which have not been exchanged for Exchanged Warrants (as defined below) and the Transamerica Warrant were exercised to purchase 881,892 shares of Common Stock (after giving effect to dilution adjustment provisions contained therein), the Company would receive proceeds of $ 1,575,837. The exercise price and number of shares of Common Stock which may be purchased upon exercise of such warrants continue to be subject to further adjustment upon the occurrence of certain dilution events including, without limitation, certain issuances of Common Stock, stock options or convertible securities or certain corporate transactions such as stock splits, mergers or asset sales.

REDEMPTION AND EXCHANGE AGREEMENT

        The Series B Preferred converts into Common Stock at a floating rate based on the market price of the Common Stock. The lower the price of the Common Stock at the time the holder converts, the greater the number of shares of Common Stock the holder will receive. The terms of the Series B Preferred provide that the holder cannot exercise their rights to convert the Series B Preferred prior to December 23, 2000, unless certain triggering events occur. One such triggering event occurs if the closing price of the Common Stock is below $4.21 for a period of ten consecutive trading days. As of May 1, 2000, the closing price of the Common Stock had been below $4.21 for 10 trading days, thus causing the restriction on conversions to cease to be in effect.

         In order to attempt to prevent the conversion of all of the shares of Series B Preferred and the resulting significant dilution to the holders of Common Stock, the Company engaged in negotiations with the holders of the Series B Preferred to restructure certain terms of the Series B Preferred. Effective May 4, 2000, the Company entered into a Redemption and Exchange Agreement (the "Redemption Agreement") with holders of 13,000 shares of the Series B Preferred. Under the terms of the Redemption Agreement, the Company has redeemed 4,000 shares of the Series B Preferred, and is required to redeem an additional 2,500 shares of the Series B Preferred on each of June 19, 2000, August 1, 2000, and August 31, 2000, and an additional 1,500 shares of the Series B Preferred on September 29, 2000. The Redemption Agreement provides that the redemption of the Series B Preferred will be made at 116.5% of the Conversion Amount (as defined in the Articles of Amendment to the Company's Articles of Incorporation creating the Series B Preferred, the "Articles of Amendment") of such Series B Preferred on the date of such redemption. The Redemption Agreement also provides for the exchange of 693,333 of the Old Warrants issued to the holders of the Series B Preferred subject to the Redemption Agreement have been exchanged for warrants (the "Exchanged Warrants") with an exercise price of $1.50 per share. In addition, such holders are receiving, in the aggregate, 650,000 additional warrants (the "New Warrants") at an exercise price of $1.50 per share. The Exchanged Warrants expire on December 23, 2002 and the New Warrants expire on May 5, 2003. The exercise price and number of shares of Common Stock which may be purchased upon exercise of the Exchanged Warrants and the New Warrants are subject to adjustment upon the occurrence of certain dilution events which occur on or after 183 days after the date of issuance of such warrants including, without limitation, certain issuances of Common Stock, stock options or convertible securities or certain corporate transactions such as stock splits, mergers or asset sales. Subject to certain restrictions, the holders of the Exchanged Warrants and the New Warrants have agreed not to exercise such warrants for a period of 180 days following their date of issuance. The redemption of the Series B Preferred in accordance with the Redemption Agreement are subject to certain closing conditions on each date of redemption. So long as the Company remains in compliance with the terms of the Redemption Agreement, such holders are prohibited from converting their shares of Series B Preferred into shares of Common Stock.

         Under the terms of the Redemption Agreement, the Company has agreed to pay the holders of Series B Preferred subject to such agreement the aggregate amount of $4,333,333 if there is a change of control of the Company on or before December 23, 2002.

        The Company has not entered into an agreement to redeem the shares of Series B Preferred held by the holder of 2000 shares of the Series B Preferred. As of May 8, 2000, this holder has converted 1,690 shares of the Series B Preferred into an aggregate of 1,401,516 shares of Common Stock and 310 shares of the Series B Preferred remain outstanding.

REQUIREMENT TO OBTAIN ADDITIONAL FINANCING

         In order for the Company to comply with the terms of the Redemption Agreement and continue to fund its operations, the Company will be required to raise significant amounts of additional capital. The Redemption Agreement provides that the Company must raise at least $4,000,000 of additional funds by June 17, 2000, an additional $5,000,000 of new funds by July 31, 2000, and an additional $4,000,000 of new funds by August 30, 2000. The Company, however, may need or elect to raise additional funds in excess of such amounts prior to or after such dates. The Company's capital requirements will depend on many factors, including the Company's ability to meet the conditions under the Redemption Agreement, the problems, delays, expenses and complications frequently encountered by other eHealth companies; the costs associated with developing improved products and services in response to technological changes; the costs associated with any marketing or other arrangements; changes in economic, regulatory, or competitive conditions or the Company's business; and the cost of retaining management personnel.

         To satisfy its capital requirements, the Company must raise funds through the issuance of equity or debt in the public or private capital markets. The Company's ability to raise additional funds may be adversely affected if, among other things, the Company is unable to meet the terms and conditions set forth in the Redemption Agreement or if the Company does not continue to improve its operating performance and achieve increased market acceptance of its products and services. There can be no assurance that any additional funding will be available to the Company, or if available, that it will be available on acceptable terms. If adequate funds are not available, the Company will not be able to meet the conditions set forth in the Redemption Agreement and the holders of the Series B Preferred would be entitled to exercise their conversion and other rights under the terms of the designations for the Series B Preferred and the Redemption Agreement. If the Company is successful in obtaining additional financing, the terms of the financing may have the effect of significantly diluting or adversely affecting the holdings or the rights of the holders of Common Stock. See Item 3 for a description of a general plan of financing which management believes will provide adequate financing to meet its redemption obligations as well as additional working capital.

REQUIREMENT OF SHAREHOLDER APPROVAL; POSSIBLE DELISTING FROM NASDAQ

        In accordance with Rule 4460 of the Nasdaq Stock Market Marketplace Rules, which generally requires shareholder approval of transactions that would result in the issuance of securities representing 20% or more of an issuer's outstanding listed securities, the Company is not obligated to issue shares of Common Stock upon conversion or the payment of dividends on the Series B Preferred in excess of 3,663,730 shares, representing 19.9% of its outstanding shares of Common Stock on December 23, 1999, the date of issuance of the Series B Preferred.

         Notwithstanding the foregoing, the terms of the Series B Preferred provide that the Company must obtain shareholder approval of the issuance of (i) the Series B Preferred, (ii) the Old Warrants, (iii) Common Stock issuable upon conversion or exercise thereof, and (iv) Common Stock as dividends thereon ("Shareholder Approval"), by the earlier to occur of its next annual meeting of shareholders or within 60 days after the date that the number of shares of

Common Stock then issuable upon conversion of the Series B Preferred equals or exceeds 2,747,461 shares (15% of the number of shares of Common Stock outstanding on the date of issuance of the Series B Preferred for any three of five consecutive days). On April 13, 2000, the Company received a notice from counsel to the holders of the Series B Preferred, pursuant to Section 4(g) of the Securities Purchase Agreement between the buyers of the Series B Preferred and the Company dated as of December 23, 1999 (the "Securities Purchase Agreement"), that for the three days ending on and including April 12, 2000, the number of shares of Common Stock issuable upon conversion of all the outstanding shares of Series B Preferred, based upon the Conversion Price (as defined in the Articles of Amendment) on the applicable date (without regard to any limitation upon the conversion of the shares of Series B Preferred) equaled or exceeded 2,747,461 shares, requiring the Company to hold a shareholders meeting on or before June 11, 2000. The Company will not hold a shareholders meeting and, consequently will not obtain Shareholder Approval, on or before June 11, 2000.

        As a result of not obtaining Shareholder Approval of the Series B Preferred on or prior to June 11, 2000, if the Company receives a notice from a holder of Series B Preferred which would require the Company to convert such holder's Series B Preferred into a number of shares of Common Stock which, when added to all previous shares of Common Stock issued pursuant to the conversion of Series B Preferred, would equal or exceed 20% of the number of shares of Common Stock outstanding at that time, then the Company will be required to either redeem all of the Series B Preferred submitted for redemption or voluntarily delist its shares from Nasdaq within five business days after the notice of conversion referred to above. In addition, failure to obtain Shareholder Approval by June 11, 2000, or delisting of the Common Stock from Nasdaq, would constitute a "Liquidity Default". See "Effects of Certain Breaches or Default." The Company may not have sufficient available cash to redeem the Series B Preferred at that time, and thus may be forced to pursue the option of delisting. In that event, trading in the Common Stock would likely decrease substantially, and the price of the Common Stock may decline. If the Company fails to obtain such Shareholder Approval, there is no limit on the number of shares of Common Stock that could be issued upon conversion of, or the payment of dividends in lieu of cash on, the Series B Preferred. Notwithstanding the failure to hold a shareholders meeting on or before June 11, 2000, pursuant to the Redemption Agreement, holders of 13,000 shares of the Series B Preferred agreed that they would not convert any of their 9,000 remaining shares of Series B Preferred into Common Stock as a result of such failure to hold a meeting if the Company received Shareholder Approval on or before July 17, 2000. Moreover, the remaining holder of Series B Preferred has only 310 shares of Series B Preferred as of May 8, 2000.

REDEMPTION; CONVERSION

        Pursuant to the Securities Purchase Agreement, on or prior to June 23, 2000, the Company is required to either redeem or convert 4,500 shares of Series B Preferred. Such redemption would be at a price of 107% of the "Conversion Amount," which is defined for each share of Series B Preferred as the sum of the amount originally paid for a share of Series B Preferred ($1,000), plus any unpaid default interest and any unpaid dividends to the date of determination. A conversion would be at the applicable conversion rate which is the number of shares of Common Stock equal to the Conversion Amount defined in the previous sentence divided by 93% of the lowest closing sale price of the Common Stock on the three consecutive trading days ending on and including the date of determination (the "Conversion Rate"). On or prior to September 22, 2000, the Company is required to either redeem or force the conversion of an additional 4,500 shares of Series B Preferred at the redemption and conversion prices described above in this paragraph.

        Notwithstanding the terms of the Securities Purchase Agreement described in the preceding paragraph, pursuant to the Redemption Agreement, the Company redeemed 4,000 shares of Series B Preferred as of May 4, 2000 and is required to redeem an additional 9,000 shares of Series B Preferred on or before September 29, 2000. The redemption price is 116.5% of the Conversion Amount.

POSSIBLE EFFECTS ON THE MARKET PRICE OF COMMON STOCK

        Because the Series B Preferred converts into Common Stock at a floating rate based on the market price of Common Stock (PROVIDED, that the conversion price may not exceed $21.26), the lower the price of Common Stock at the time the holder converts, the greater the number of shares of Common Stock the holder will receive. To the extent the Series B Preferred is converted or dividends on the Series B Preferred are paid in shares of Common Stock rather than cash, a significant amount of Common Stock may be sold into the market, which could decrease the price of Common Stock due to the additional supply of shares relative to demand in the market. In that case, the Company could be required to issue an increasingly greater number of shares of Common Stock upon future conversions of Series B Preferred, sales of which could further depress the market price of Common Stock. If the sale of a large number of shares of Common Stock upon conversion of, or the payment of dividends in shares of Common Stock lieu of cash on, the Series B Preferred results in a decline in the price of Common Stock, this event could encourage short sales of Common Stock. Short sales could place further downward pressure on the market price of Common Stock.

        The conversion of, and the payment of dividends in shares of Common Stock in lieu of cash on, the Series B Preferred may result in substantial dilution to the interests of other holders of Common Stock. Even though no holder of Series B Preferred may convert its Series B Preferred into more than 4.99% of the Company's then outstanding Common Stock (excluding for purposes of such determination shares of Common Stock issuable upon conversion of shares of Series B Preferred which have not been converted and upon exercise of warrants which have not been exercised), this restriction does not prevent a holder of Series B Preferred from selling a substantial number of shares in the market. By periodically selling shares into the market, an individual holder could eventually sell more than 4.99% of the Company's outstanding Common Stock while never holding more than 4.99% at any specific time.

        In addition, the exercise price and number of shares of Common Stock which may be purchased upon exercise of the Warrants are subject to adjustment upon certain issuances by the Company of Common Stock, stock options, warrants or convertible securities. If shares of convertible preferred stock are issued in an equity financing transaction by the Company with a conversion price below the exercise price of the Warrants, or warrants are issued with an exercise price below the exercise price of the Warrants, the number of shares of Common Stock which may be purchased upon exercise of the Warrants may be substantially increased. A substantial increase in the number of shares of Common Stock issuable upon exercise of the Warrants will have the effect of significantly diluting or adversely affecting the holdings or the rights of the holders of Common Stock.

NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF SERIES B PREFERRED

        The following table sets forth the number of shares of Common Stock that the Company would be required to issue upon conversion of all 9,310 shares of Series B Preferred currently outstanding at the applicable conversion price of $1.74 per share of Common Stock as of May 8, 2000 (93% of the market price), and the resulting percentage of the Company's total shares of Common Stock outstanding after such conversion. The table also sets forth the results of such calculations assuming (1) increases of 25%, 50% and 75% in the applicable conversion price; (2) decreases of 25%, 50% and 75% in the applicable conversion price; and (3) the fixed conversion price of $21.26 which is the maximum permitted conversion price. The table includes the 9,000 shares of Series B Preferred that the Company has agreed to redeem pursuant to the Redemption Agreement. The table does not reflect the number of shares that the Company would be required to issue if a Liquidity Default occurs and the conversion rate is reduced to 68%. The result of such event would be to materially increase the number of shares of Common Stock outstanding. See "Effects of Certain Beaches or Defaults."

                                     NO. OF SHARES           PERCENTAGE OF
ASSUMED CONVERSION                   COMMON STOCK         OUTSTANDING COMMON
 PRICE PER SHARE                     ISSUABLE UPON         STOCK AFTER CON-
 OF COMMON STOCK                     CONVERSION(1)            VERSION(1)
 ---------------                     -------------            ----------
       $1.74                           5,339,068                 22.6%
       $2.18             25%           4,271,254                 18.9%
       $2.62             50%           3,559,379                 16.3%
       $3.05             75%           3,050,896                 14.3%
      $21.26           $21.26            437,912                  2.3%
       $1.31            -25%           7,118,757                 28.0%
       $0.87            -50%          10,678,136                 36.8%
       $0.44            -75%          21,356,272                 53.9%

--------------------
(1) The number of shares of Common Stock issuable upon conversion and the percentage of outstanding Common Stock after such conversion set forth above do not take into account any shares of Common Stock that may be issuable as dividends on the Series B Preferred, or upon exercise of the Old Warrants which have not been exchanged for Exchanged Warrants, the Transamerica Warrant, the Exchanged Warrants and the New Warrants (collectively, the "Warrants").

        If the 9,310 Series B Preferred currently outstanding had been converted in full and all of the Warrants had been fully exercised as of May 8, 2000, the Company would have been required to issue an additional 12,440,735 shares of Common Stock, equivalent to 38.7% of the 32,175,164 shares of Common Stock which would then be outstanding.

POSSIBLE PAYMENT OF DIVIDENDS IN COMMON STOCK

        At the Company's option, subject to certain conditions, the quarterly dividend may be paid in cash or Common Stock, subject to satisfaction of certain conditions. If the Company chooses to pay dividends in Common Stock, the number of shares to be issued in payment of the dividend on the Series B Preferred will be equal to (1) the sum of any unpaid default interest and any unpaid dividends to the date of determination divided by (2) 93% of the lowest closing sale price of the Common Stock on the three consecutive trading days ending on and including the date which is two trading days prior to the date that the dividend is payable. On March 31, 2000, the Company issued 29,278 shares of Common Stock as dividends on the Series B Preferred.

EFFECTS OF CERTAIN BREACHES OR DEFAULTS

        If certain defaults or breaches of the Articles of Amendment, the Old Warrants, the Securities Purchase Agreement or the related registration rights agreement occur (each defined as a "Liquidity Default"), the holders of the Series B Preferred have the right to require the Company to make certain additional cash payments to the holders of the Series B Preferred or, depending upon the nature of the Liquidity Default, adjust downward the maximum conversion price. If the Company defaults under certain provisions of the Articles of Amendment, including a failure to timely make a payment required by a Liquidity Default (a "Triggering Event"), then, except in the case of the Triggering Event involving failure to obtain the shareholder approval on or before June 11, 2000 (which is described above in connection with the possible delisting of the Common Stock from Nasdaq), the Company would be required to redeem the Series B Preferred at a price equal to the greater of (1) 125% of the liquidation preference described in the following paragraph; or (2) the Conversion Rate in effect when a holder of Series B Preferred demands redemption multiplied by the closing sale price of the Common Stock on the trading day immediately preceding the date of such Triggering Event.

        If certain defaults or breaches of the Redemption Agreement, the Exchanged Warrants, the New Warrants or the related registration rights agreement occur, or if certain Triggering Events or Liquidity Events occur under the Stock Purchase Agreement, the restrictions on conversion of Series B Preferred into Common Stock set forth in the Redemption Agreement will no longer be applicable.

LIQUIDATION RIGHTS

        In the event of the Company's liquidation, the holders of the Series B Preferred will be entitled to a liquidation preference before any amounts are paid to the holders of Common Stock. The liquidation preference is equal to the amount originally paid for the Series B Preferred ($1,000 per share) plus accrued and unpaid dividends (and any unpaid default interest) on any outstanding Series B Preferred through the date of determination.

VOTING RIGHTS

        Other than as required by law, the holders of the Series B Preferred have no voting rights except that the consent of holders of at least two-thirds of the outstanding Series B Preferred will be required to (1) effect any change in the Company's Articles of Incorporation that would change any of the rights of the Series B Preferred; or (2) issue any Series B Preferred other than pursuant to the Securities Purchase Agreement.

FOR MORE INFORMATION

        Complete copies of the Articles of Amendment, the form of the Old Warrants and the Securities Purchase Agreement are contained in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 28, 1999 and are incorporated herein by reference. Complete copies of the Redemption Agreement, the Exchanged Warrants and the New Warrants are contained in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 8, 2000 and are incorporated herein by reference. The descriptions of these documents are summaries of the material terms and conditions only and are qualified in their entirety by reference to the complete documents which are publicly available from the Securities and Exchange Commission.

        In connection with the Company's issuance of the Series B Preferred, the Old Warrants and the Transamerica Warrant, the Company filed a registration statement on Form S-3 with the Securities and Exchange Commission (File No. 333-95883) which was declared effective on February 11, 2000. That registration statement covers the resale of the Common Stock from time to time on the Nasdaq National Market or in privately negotiated transactions of the Common Stock which is issuable upon conversion of the Series B Preferred, in lieu of cash dividends on the Series B Preferred and upon exercise of the Old Warrants and the Transamerica Warrant.

        In connection with the Company's issuance of the Exchanged Warrants and the Old Warrants, the Company filed a registration statement on Form S-3 with the Securities and Exchange Commission (File No. 333-36982) which was declared effective on May 31, 2000. That registration statement covers the resale of the Common Stock from time to time on the Nasdaq National Market or in privately negotiated transactions of the Common Stock which is issuable upon exercise of the Exchanged Warrants and the New Warrants.

CHANGE IN CONTROL; OTHER PREFERRED STOCK

        The Company's Articles of Incorporation and the Florida Business Corporation Act contain provisions that could have the effect of delaying, deferring or preventing a change in control and the opportunity to sell the Company's Common Stock at a premium over current market prices. Although intended to protect the Company and its shareholders from unwanted takeovers, their effect could hinder or prevent transactions in which holders might otherwise receive a premium for their Common Stock over then current market prices, and may limit the holders' ability to approve transactions that may be in their best interests. As a result, the mere existence of these provisions could adversely affect the price of the Company's Common Stock.

        The Company's Board of Directors has the authority to issue a total of up to 2,000,000 shares of preferred stock, of which 15,000 have already been issued (9,310 of which are presently outstanding), and to fix the rights, preferences, privileges and restrictions, including voting rights, of the preferred stock, which typically are senior to the rights of the common shareholders, without any further vote or action by the common shareholders. The rights of common shareholders will be subject to, and may be adversely affected by, the rights of the holders of the preferred stock that has been issued, or might be issued in the future. Preferred stock also could have the effect of making it more difficult for a third party to acquire a majority of the outstanding voting stock of the Company. This could delay, defer or prevent a change in control. Furthermore, holders of preferred stock may have other rights, including economic rights, senior to the Common Stock. As a result, the existence and issuance of preferred stock could have a material adverse effect on the market value of the Common Stock. The Company has in the past issued and may, from time to time in future, issue preferred stock for financing or other purposes with rights, preferences or privileges senior to the Common Stock.

        To avoid the adverse consequences of the failure to obtain shareholder approval including, without limitation, the possible conversion of additional shares of Series B Preferred, monetary penalties, dilutive adjustments to the conversion price of the Series B Preferred and possible delisting from the Nasdaq National Market, the Board of Directors recommends a vote "FOR" the ratification and approval of the issuance and sale of the Series B Preferred, the Warrants and the approval of the issuance of Common Stock upon the conversion of the Series B Preferred, the exercise of the Warrants and the payment of dividends on the Series B Preferred.


ITEM 3. RATIFICATION AND APPROVAL OF THE ISSUANCES OF UP TO 50,000,000 SHARES OF COMMON STOCK AND SECURITIES CONVERTIBLE INTO OR EXERCISABLE FOR COMMON STOCK PURSUANT TO THE FINANCING GENERALLY DESCRIBED BELOW AND ON SUCH OTHER TERMS AND CONDITIONS AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS TO BE IN THE BEST INTEREST OF THE COMPANY.

GENERAL

         On May 8, 2000 the Company retained an investment banking firm (the "Investment Bank") to assist the Company in raising capital through a financing transaction to fund the redemption payments due under the Redemption Agreement, to enable the Company to comply with the financing requirements set forth in the Redemption Agreement, and to provide for additional working capital (the "Financing"). The Redemption Agreement and the transactions contemplated thereby are discussed under Item 2 of this Proxy Statement. As more specifically described below, the Company may seek to raise such capital through the issuance of one or more of its equity and debt securities, including, but not limited to, Common Stock, preferred stock, warrants to purchase Common Stock or preferred stock, convertible promissory notes and other debt securities, all of which may contain anti-dilution and other provisions for the benefit of the holders thereof. In addition, certain fees payable to the Investment Bank may be paid by the Company through the issuance of its equity securities or securities convertible into or exercisable for the Company's equity securities.

         Based on (i) the number of shares of the Company's Common Stock currently issued and outstanding, (ii) the aggregate amount of the Company's required redemption payments under the Redemption Agreement, (iii) the anticipated amount of the Company's working capital requirements, (iv) the current market value of the Company's Common Stock, and (v) the fact that the Company may issue and sell its securities at a discount to the then prevailing market value thereof, the Company may issue and sell, or reserve for issuance (in the case of securities convertible into or exercisable for Common Stock), in the Financing a number of shares of Common Stock that constitutes more than 20% of the Company's Common Stock issued and outstanding prior to such issuance.

         There can be no assurance, however, that the Company will be successful in raising capital pursuant to the Financing or otherwise.

         THIS PROXY STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO PURCHASE SECURITIES OF THE COMPANY. ANY OFFER OF SECURITIES MADE BY THE COMPANY OR THE INVESTMENT BANK ON BEHALF OF THE COMPANY MAY BE MADE ONLY PURSUANT TO MATERIALS AND OTHER OFFERING DOCUMENTS PREPARED BY THE COMPANY AND DELIVERED TO QUALIFIED PURCHASERS EXPRESSLY FOR USE IN CONNECTION WITH THE FINANCING, AND ANY SUCH OFFER SHALL BE MADE IN COMPLIANCE WITH, OR PURSUANT TO EXEMPTIONS FROM, SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED.

THE FINANCING

         INVESTMENT BANK. The Company's agreement with the Investment Bank (the "Financing Agreement") provides that the Investment Bank will act as the Company's exclusive placement agent in connection with a "best efforts" private placement of up to $10 million of convertible debt financing plus a $10 million "over-allotment option" (the "Private Placement"). The Investment Bank's obligation to pursue a Private Placement is subject to the satisfaction of certain conditions, including there being no material adverse change in the business of the Company or in general market conditions. The terms and conditions of the Financing as described herein are subject to change based on, among other things, market conditions prevailing at the time of the Financing and discussions with prospective purchasers. The transactions described in this
Item 3 will trigger the anti-dilution provisions of certain of the securities described in Item 2.


         In connection with the Private Placement, the Investment Bank is entitled to the following: (i) cash fees equal to 10% of the gross proceeds of the Private Placement, (ii) warrants to purchase 1,000,000 shares of Common Stock at an exercise price equal to the Conversion Price (as herein defined), issued upon execution of the Financing Agreement, and (iii) warrants to purchase shares of Common Stock in an amount equal to 20% of the fully-diluted shares of Common Stock issuable to the investors in the Private Placement at an exercise price per share equal to the Conversion Price. In connection with the Financing, the Investment Bank is also entitled to reimbursement of out of pocket expenses up to $150,000.


         PRIVATE PLACEMENT. If consummated, the Private Placement will consist of the issuance of up to $10,000,000 of senior secured convertible promissory notes (or such additional amount as the Company and the Investment Bank may determine) (the "Notes") and five-year warrants to purchase a number of shares of Common Stock equal to 50% of the number of shares of Common Stock issuable upon conversion of the Notes, at an exercise price equal to the Conversion Price (the "Investor Warrants"). The Investment Bank will have an "over-allotment option" to issue and sell up to an additional $10,000,000 of the Notes and Investor Warrants. Alternatively, the Company and the Investment Bank may seek one or more strategic or institutional investors who may invest in the Company on the same or different terms than the Private Placement.


         The Private Placement, if consummated, will require the size of the Board of Directors to be set at seven, and the Investment Bank and the investors in the Private Placement will each have the right to appoint two of the seven members. As a result, at least one of the directors elected at this annual meeting will be required to resign from the Board of Directors.


SENIOR SECURED CONVERTIBLE PROMISSORY NOTES

         The Notes will accrue interest at the rate of 7% per annum, and will be payable in full at the earlier of (i) January 1, 2001, (ii) the date on which the Company defaults on its obligations under the Redemption Agreement, (iii) the merger or combination of the Company wherein the existing shareholders of the Company no longer own at least 50% of the voting stock of the Company, or the sale of all or substantially all of the assets of the Company or the purchase by a single entity or person or group of affiliated entities or persons of more than 50% of the voting stock of the Company, or (iv) as otherwise provided in the Notes. The Notes are secured by all of the assets of the Company and shall be senior to all other existing or future indebtedness of the Company, subject to any pre-existing liens granted to Transamerica Business Credit Corporation and purchase money security interests or capitalized leases.


         The Notes, and any accrued interest thereon, will be convertible at any time and from time to time, at the option of the holder into shares of common stock, at a per share price equal to the Conversion Price (the "Conversion Shares"). The Conversion Price is $1.00, subject to anti-dilution adjustments as provided in the Notes. In addition, the principal amount of the Notes, and any accrued interest thereon, shall automatically be convertible into shares of a Series C 7% Convertible Preferred Stock of the Company (the "Series C Preferred Stock") at a rate equal to one Series C Preferred Share for every $100 of principal and accrued interest under the Notes, upon the full redemption of the Series B Preferred Stock in accordance with the terms of the Redemption Agreement.

         The issuance of Conversion Shares will result in a significant increase in the number of shares of Common Stock outstanding and will have the effect of significantly diluting the existing holders of Common Stock. Assuming the sale of $20,000,000 of the Notes and a Conversion Price of $1.00 per share, the total number of shares of Common Stock issuable upon conversion of the Notes would be 20,000,000 or approximately 50.3% of the outstanding Common Stock after giving effect to the Private Placement.


SERIES C PREFERRED STOCK

         The Series C Preferred Stock shall convert, at the election of the holder, into the number of shares of Common Stock determined by dividing (A) $100 plus accrued and unpaid dividends on such share of Series C Preferred Stock by (B) the Conversion Price.

         The Series C Preferred Stock shall automatically convert into shares of Common Stock upon the completion of a public offering or private placement of the Company's securities raising gross proceeds in excess of $30,000,000 at a per share price in excess of 2.5 times the Conversion Price at the time of closing of such financing. The Series C Preferred Stock shall also automatically convert into shares of Common Stock at the Conversion Price at such time as the closing bid price for the Common Stock of the Company has traded at three times the Conversion Price for a period of 20 consecutive trading days, provided the Common Stock of the Company is trading on a national securities exchange or the Nasdaq Small Cap or National Market System, and the Conversion Shares are fully registered for resale and not subject to any lock-up provisions.

         In the event of the Company's liquidation, the holders of the Series C Preferred Stock will be entitled to a liquidation preference before any amounts are paid to the holders of Common Stock, but after any amounts due to the holders of the Series B Preferred have been paid. The holders of the Series C Preferred Stock will be entitled to receive quarterly dividends at a rate of 7% per annum. The holders of the Series C Preferred Stock will be entitled to one vote per share and will vote as a single class with the holders of Common Stock on all matters, except as otherwise required under applicable law.

         The Conversion Price and the number of shares of Common Stock that are issuable upon conversion of the Series C Preferred Stock will be subject to adjustment pursuant to certain subdivisions and combinations of the Common Stock and upon certain issuances by the Company of Common Stock, preferred stock, options, warrants or convertible securities at a price per share less than the Conversion Price or less than the then current market price. In addition, in the event that there is a default under the Redemption Agreement, the Conversion Price shall be reduced, if applicable, to the lesser of (i) the lowest price at which any shares of the Series B Preferred Stock converts into Common Stock,
(ii) the lowest exercise price under the warrants issued to the holders of the Series B Preferred Stock, or (iii) the then exercise price of the Investor Warrants. Any such adjustments could result in a substantial increase in the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock. A substantial increase in the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock will have the effect of significantly further diluting the rights of the holders of Common Stock.

         The Company will agree to file and obtain the effectiveness of a Registration Statement with the SEC, within six months after the initial closing of the Private Placement, with respect to the resale of shares of Common Stock issuable upon conversion or exercise of the securities issued in the Private Placement. Subject to certain exceptions, the investors will be prohibited from selling any Conversion Shares or Warrants Shares (as defined herein) for a period of one-year from the termination of this Private Placement. The Company will be subject to certain penalties in the event such effectiveness is not obtained or delayed.


INVESTOR WARRANTS

         The Investor Warrants are exercisable for a period of five years from the date of issuance at an exercise price equal to 100% of the Conversion Price (the "Exercise Price"). The number of shares to be issued upon such exercise of the Investor Warrants are hereinafter referred to as the Warrant Shares. The Investor Warrants contain substantially the same anti-dilution provisions contained in the Notes and the Series C Preferred Stock.

         On not less than 30 days' prior written notice (the "Redemption Notice") of the Investor Warrants being redeemed, Investor Warrants may be redeemed, at the option of the Company, at a redemption price of $0.01 per Investor Warrant (the "Redemption Price"), provided (i) the market price of the Common Stock shall exceed 300% of the then current Exercise Price (the "Target Price") for the 20 consecutive trading days ending on the fifth trading day prior to the date of the Redemption Notice (the "Target Period"), (ii) a registration statement covering the Warrant Shares filed under the Act has been declared effective and remains effective from the date of Redemption Notice through the date fixed for redemption of the Investor Warrants (the "Redemption Date") and (iii) the holders of the Investor Warrants are not subject to any lock-up provisions with respect to the sale or transfer of the Investor Warrants or Warrant Shares.

         The Company shall have the option, and, upon written request of the Investment Bank and a committee of warrantholders to be established, to redeem the Investor Warrants at the Redemption Price, on not less than 10 days' written notice in the event that at any time prior to nine months from the initial closing of this Private Placement the market price of the Common Stock shall equal or exceed the Target Price for the Target Period and the Company does not have an effective registration statement covering the Warrant Shares and such Warrant Shares are not free of any lock-ups; provided, however, in such event, the Exercise Price, solely for purposes of the cashless exercise purposes shall be reduced to a price equal to 10% of the Target Price, and all such cashless exercises shall be done assuming that the current market price equals the Target Price. The foregoing provision shall not be applicable in the event that this triggers any anti-dilution provisions under any warrants issued to the holders of the Series B Preferred Stock.

         If the Investment Bank is prepared to proceed with the Private Placement and the Company elects not to proceed with the Private Placement for any reason, or the Company is acquired or agrees to be acquired prior to any closing of the Private Placement which precludes the consummation of the Private Placement, then the Company shall be required to pay the Investment Bank a financial advisory fee of either $1,000,000 in cash or 1,000,000 shares of the Company's Common Stock.

         REQUIRED SHAREHOLDER APPROVAL


         Rule 4460 of the Nasdaq Stock Market Issuer Designation Requirements generally requires shareholder approval in connection with the sale or issuance of common stock (or securities convertible into or exercisable for common stock) at a price less than the market value which equals 20% or more of the shares of common stock outstanding before the issuance. A majority of the total votes cast on the proposal, in person or by proxy, shall constitute the required approval. The issuances of Common Stock (or securities convertible into or exercisable for Common Stock) pursuant to the Financing, if consummated, will exceed 20% of the Common Stock outstanding prior to any such issuance and will be a prices that constitute a discount to the then market value thereof. Accordingly, the Board of Directors of the Company is seeking shareholder ratification and approval of the issuance of up to 50,000,000 shares of Common Stock and securities convertible into or exercisable for Common Stock pursuant to the Financing and on terms and conditions substantially as may be set forth herein and as otherwise may be determined by the Board of Directors to be in the best interest of the Company and its stockholders. To the extent the Financing is consummated by the Company prior to the Annual Meeting, a vote for this proposal shall constitute a ratification of the Financing share issuances, consistent with the provisions hereof. However, the Nasdaq National Market requires prior shareholder approval and, therefore, the Financing, as structured, may still result in the delisting of the Common Stock.


BOARD RECOMMENDATION

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE SHARE ISSUANCE PROPOSAL.

         The Board of Directors of the Company recommends a vote for the approval of this share issuance proposal for the following reasons: (i) to enable the Company to comply with its obligations under the Redemption Agreement, including the required redemptions of the Series B Preferred, (ii) to permit the Company to raise capital to satisfy a portion of its working capital requirements, and (iii) to attempt to avoid any adverse consequences, such as the removal of the Company's Common Stock from inclusion in the Nasdaq Stock Market associated with any failure to comply with the Nasdaq National Market Issuer Designation Requirements.

ITEM 4. AMEND THE COMPANY'S RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 100,000,000

        There will be submitted to the shareholders a proposal to amend Article THIRD of the Company's Restated Articles of Incorporation, as amended (the "Restated Articles") to increase the authorized number of shares of Common Stock, $.001 par value, from 50,000,000 to 100,000,000. The full text of the proposed amendment to the Restated Articles is set forth as Exhibit A to this Proxy Statement.


        The Company is presently authorized to issue 50,000,000 shares of Common Stock. As of the close of business on May 8, 2000 (the "Record Date"), the Company had 19,734,429 shares of Common Stock issued and outstanding. A balance of 30,265,571 authorized shares of Common Stock remains available for issuance without shareholder action. The Company believes this amount is inadequate to fulfill its obligations pursuant to the terms of the Financing, the Series B Preferred, the Warrants, the Company's stock option and purchase plans and other agreements. The 50,000,000 additional shares of Common Stock for which authorization is sought would have the same rights and privileges as the Common Stock presently outstanding. The shares of Common Stock have no preemptive rights or other rights to subscribe for additional shares.

         In view of the foregoing, the Board of Directors of the Company believes that it is desirable to have additional shares of Common Stock and thus has adopted a resolution recommending the approval of a proposed amendment to the Restated Articles that would increase the number of shares of Common Stock which the Company is authorized to issue from 50,000,000 to 100,000,000 shares. The proposed amendment does not change any other provision of the Restated Articles. The additional shares of Common Stock will be available for issuance from time to time for general corporate purposes as determined by the Company's Board of Directors, including without limitation, the financing described in
Item 3 above, other possible future equity Financings, stock dividends, stock splits, employee benefit programs, issuances under stock options heretofore or hereafter granted or in connection with the acquisition of the stock or assets of other companies. The Company does not expect to obtain shareholder votes with respect to such issuances, except as may be required, in any given instance, by the policies of the Nasdaq National Market or any stock exchange or other quotation system on which the Company's securities may listed or quoted in the future or pursuant to the requirements of Florida law.

        The Board of Directors recommends that all shareholders vote "FOR" the proposed amendment to the Restated Articles.

ITEM 5.   ADOPTION OF THE 2000 STOCK OPTION PLAN

        The Board of Directors and a majority of the Company's shareholders by written proxy on August 16, 1999, adopted and approved the 2000 Stock Option Plan (the "2000 Plan") for its employees, officers and directors. Under the rules, although the 2000 Plan had been approved by the majority of shareholders and was effective as of August 11, 2000, it must be submitted to a vote for ratification and approval at this shareholders meeting. Of the 300,000 shares of Common Stock available for issuance under the 2000 Plan, 210,000 have been issued.

        The following description of the 2000 Plan is qualified by reference to the complete text of such 2000 Plan which is set forth on Exhibit B.

        The 2000 Plan provides for the issuance of up to 300,000 shares upon exercise of options designated as either "incentive stock options" or "non-qualified options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The purpose of the 2000 Plan is to encourage stock ownership by certain directors, officers, other key employees and consultants of the Company and give them a greater personal interest in the success of the Company. The 2000 Plan is administered by the Compensation Committee of the Board of Directors which determines, among other things, the persons to be granted options under the 2000 Plan, the number of shares subject to each option and the option price. The exercise price of any incentive stock option granted under the 2000 Plan may not be less than the fair market value of the shares subject to the option on the date of grant; provided, however, that the exercise price of any incentive stock option granted to an eligible employee owning more than 10% of the outstanding Common Stock may not be less than 110% of the fair market value of the shares underlying such options on the date of grant. Non-qualified options may not be granted with exercise prices less than the fair market value of the shares subject to the option on the date of grant. The term of each option and the manner in which it may be exercised is determined by the Board of Directors or a committee appointed by the Board of Directors provided that no option may be exercisable more than ten years after the date of grant and, in the case of an incentive stock option granted to an eligible employee owning more than 10% of the Common Stock, no more than five years after the date of grant. Incentive stock options may be granted only to employees and no option granted to an employee may be exercised unless, at the time of exercise, the grantee is an employee of the Company or a subsidiary, and in the event of death, options may be exercised during a twenty-four month period following such event. The Company may grant an employee options for any numbers of shares, except that the value of the shares subject to one or more incentive stock options first exercisable in any calendar year may not exceed $100,000 (determined at the date of grant). Options are not transferable, except upon the death of the optionee or for estate planning purposes under certain circumstances and if approved by the Board of Directors. The 2000 plan has no change of control provisions.

        A summary of the federal income tax treatment under the Code, as presently in effect, of options granted under the 2000 Plan is as follows. The Company recommends that optionees seek independent tax advice with respect to their options.

        With respect to incentive stock options, an optionee will not recognize any taxable income at the time an ISO is granted and the Company will not be entitled to a federal income tax deduction at that time. No ordinary income will be recognized by the holder of an ISO at the time of exercise. The excess of the market value of the shares of the Company's Common Stock at the time of exercise over the aggregate option price will be an adjustment to alternative minimum taxable income for purposes of the federal "alternative minimum tax" at the date of exercise. If the optionee holds the shares of the Company's Common Stock acquired upon exercise of the ISO for the greater of two years after the date the option was granted or one year after the acquisition of such shares, the difference between the aggregate option price and the amount realized upon disposition of the shares will constitute a long-term capital gain or loss, as the case may be, and the Company will not be entitled to a federal income tax deduction. If the shares of the Company's Common Stock are disposed of in a sale, exchange of other "disqualifying disposition" within two years after the date of grant or within one year after the date of exercise, the optionee will realize ordinary income in an amount equal to the excess of the market value of the shares of the Company's Common Stock at the time of exercise, over the aggregate option price. The Company may be entitled to a federal income tax deduction equal to such amount.

        With respect to non-qualified stock options, the granting of a NQSO does not produce taxable income to the recipient or a tax deduction to the Company. Taxable ordinary income will be recognized by the holder at the time of such exercise in an amount equal to the excess of the market value of shares of the Company's Common Stock purchased at the time of such exercise over the aggregate option price. The Company may be entitled to a corresponding federal income tax deduction. Upon a subsequent disposition of the shares of the Company's Common Stock, optionee will generally recognize taxable capital gain or loss based upon the difference between the per share market value at the time of exercise and the per share selling price. Taxable income at the time or exercise will constitute wages subject to withholding of income tax and the Company will be required to make whatever arrangements are necessary to insure that funds equaling the amount of tax required to be withheld are available for payment. The tax basis for the shares of the Company's Common Stock acquired is the option price plus the taxable income recognized.

        To avoid the adverse consequences of the failure to obtain shareholder approval, including without limitation, the lack of authorized shares to fulfill the Company's obligations pursuant to the term of the Series B Preferred, the Warrants and other agreements, the Board of Directors recommends that all shareholders vote "FOR" approval of the 2000 Stock Option Plan.

ITEM 6.  ADOPTION OF THE PROPOSED 2000 1/2 STOCK OPTION PLAN

        The Board of Directors has adopted the 2000 1/2 Stock Option Plan (the "2000 1/2 Plan"), for its employees, officers and directors. The 2000 1/2 Plan is effective July 7, 2000, upon shareholder approval. Of the 3,000,000 shares of Common Stock available for issuance under the 2000 1/2 Plan, no shares have been issued. The purpose of the 2000 1/2 Plan is to attract and retain directors, officers, other key employees and consultants, to encourage stock ownership by such persons and to give them a greater personal interest in the success of the Company.

        The following description of the 2000 1/2 Plan is qualified by reference to the complete text of such Plan which is set forth on Exhibit C.

        The 2000 1/2 Plan provides for the issuance of up to 3,000,000 shares upon exercise of options designated as either "incentive stock options" or "non-qualified options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2000 1/2 Plan is administered by the Compensation Committee of the Board of Directors which determines, among other things, the persons to be granted options under the 2000 1/2 Plan, the number of shares subject to each option and the option price. The exercise price of any incentive stock option granted under the 2000 1/2 Plan may not be less than the fair market value of the shares subject to the option on the date of grant; provided, however, that the exercise price of any incentive stock option granted to an eligible employee owning more than 10% of the outstanding Common Stock may not be less than 110% of the fair market value of the shares underlying such options on the date of grant. Non-qualified options may not be granted with exercise prices less than the fair market value of the shares subject to the option on the date of grant. The term of each option and the manner in which it may be exercised is determined by the Board of Directors or a committee appointed by the Board of Directors provided that no option may be exercisable more than ten years after the date of grant and, in the case of an incentive stock option granted to an eligible employee owning more than 10% of the Common Stock, no more than five years after the date of grant. Incentive stock options may be granted only to employees and no option granted to an employee may be exercised unless, at the time of exercise, the grantee is an employee of the Company or a subsidiary, and in the event of death, options may be exercised during a twelve month period following such event. The Company may grant an employee options for any numbers of shares, except that the value of the shares subject to one or more incentive stock options first exercisable in any calendar year may not exceed $100,000 (determined at the date of grant). Options are not transferable, except upon the death of the optionee or for estate planning purposes under certain circumstances and if approved by the Board of Directors. The 2000 1/2 Plan has change of control provisions.

        A summary of the federal income tax treatment under the Code, as presently in effect, of options granted under the 2000 1/2 Plan is as follows. The Company recommends that optionees seek independent tax advice with respect to their options.

        With respect to incentive stock options, an optionee will not recognize any taxable income at the time an ISO is granted and the Company will not be entitled to a federal income tax deduction at that time. No ordinary income will be recognized by the holder of an ISO at the time of exercise. The excess of the market value of the shares of the Company's Common Stock at the time of exercise over the aggregate option price will be an adjustment to alternative minimum taxable income for purposes of the federal "alternative minimum tax" at the date of exercise. If the optionee holds the shares of the Company's Common Stock acquired upon exercise of the ISO for the greater of two years after the date the option was granted or one year after the acquisition of such shares, the difference between the aggregate option price and the amount realized upon disposition of the shares will constitute a long-term capital gain or loss, as the case may be, and the Company will not be entitled to a federal income tax deduction. If the shares of the Company's Common Stock are disposed of in a sale, exchange of other "disqualifying disposition" within two years after the date of grant or within one year after the date of exercise, the optionee will realize ordinary income in an amount equal to the excess of the market value of the shares of the Company's Common Stock at the time of exercise, over the aggregate option price. The Company may be entitled to a federal income tax deduction equal to such amount.

        With respect to non-qualified stock options, the granting of a NQSO does not produce taxable income to the recipient or a tax deduction to the Company. Taxable ordinary income will be recognized by the holder at the time of such exercise in an amount equal to the excess of the market value of shares of the Company's Common Stock purchased at the time of such exercise over the aggregate option price. The Company may be entitled to a corresponding federal income tax deduction. Upon a subsequent disposition of the shares of the Company's Common Stock, optionee will generally recognize taxable capital gain or loss based upon the difference between the per share market value at the time of exercise and the per share selling price. Taxable income at the time or exercise will constitute wages subject to withholding of income tax and the Company will be required to make whatever arrangements are necessary to insure that funds equaling the amount of tax required to be withheld are available for payment. The tax basis for the shares of the Company's Common Stock acquired is the option price plus the taxable income recognized.

        The Board of Directors recommends that all shareholders vote "FOR" approval of the proposed 2000 1/2 Stock Option Plan.

                             INDEPENDENT ACCOUNTANTS

        The Board has appointed PricewaterhouseCoopers LLP, Miami, Florida, as independent accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2000. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting of Shareholders and will be afforded the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                                  OTHER MATTERS

        The Board of Directors is not aware of any other business that may come before the meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxy holders.

                              SHAREHOLDER PROPOSALS

        Shareholder proposals intended to be presented at the Year 2001 Annual Meeting of Shareholders of the Company must be received by the Company not later than December 31, 2000, at its principal executive offices, 2555 Davie Road, Suite 110, Fort Lauderdale, Florida 33317, Attention: Sara L. Wilkins, Vice President-Investor Relations and Corporate Communications, for inclusion in the proxy statement and proxy relating to the Year 2001 Annual Meeting of Shareholders.

                             ADDITIONAL INFORMATION

        Accompanying this proxy statement is a copy of the Company's annual report, which includes a copy of the Annual Report on Form 10-K. Additional copies of the Company's Annual Report on Form 10-K may be obtained from the Company on written request. Items 6-9 of the Company's Annual Report on Form 10-K are incorporated by reference herein.

                                               BY ORDER OF THE
                                               BOARD OF DIRECTORS

                                               Frank M. Puthoff, Secretary
June 12, 2000
Fort Lauderdale, Florida

                                    EXHIBIT A

                              ARTICLES OF AMENDMENT
                                       TO
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                      PROXYMED, INC., A FLORIDA CORPORATION

Pursuant to the provisions of Section 607.1006, Florida Statutes, ProxyMed, Inc., (the "Corporation") adopts the following Articles of Amendment to its Restated Articles of Incorporation:

FIRST: Article III of the Corporation's Restated Articles of Incorporation is amended by striking out the first paragraph thereof and by substituting in lieu of said paragraph the following new first paragraph to Article
         III:

         "The Corporation is authorized to issue 100,000,000 shares of Common Stock, par value $.001 per share, and 2,000,000 shares of preferred stock, par value $.01 per share."

SECOND: This Amendment was adopted by the shareholders at the Corporation's Annual Meeting of Shareholders held on July 7, 2000. The number of votes cast were sufficient for approval.

Dated as of the _____ day of __________, 2000.


                                        ProxyMed, Inc.

                                        By:
                                           ------------------------------------
                                            Harold S. Blue
                                            Interim Chief Executive Officer and
                                            Chairman of the Board.

                                [OBJECT OMITTED]

                                    EXHIBIT B

                             2000 STOCK OPTION PLAN

1.       PURPOSE OF THE PLAN

The purpose of this Plan is to further the growth of ProxyMed, Inc., a Florida corporation, and its subsidiaries (the "Company") by offering an incentive to officers, directors, other key employees and consultants of the Company to continue in the employ of the Company, and to increase the interest of these individuals in the Company through additional ownership of its common stock.

2.       DEFINITIONS

Whenever used in this Plan, the following terms shall have the meanings set forth in this Section:

         a) "Board of Directors" means the Board of Directors of the Company.

         b) "Code" means the Internal Revenue Code of 1986, as amended.

         c) "Committee" means the Compensation Committee or similar committee of the Board of Directors.

         d) "Common Stock" means the common stock, par value $.001 per share, of the Company.

         e) "Date of Grant" means, as the case may be: (i) the date the Committee approves the grant of an Option pursuant to this Plan; or (ii) such later date as may be specified by the Committee as the date a particular Option granted pursuant to this Plan will become effective.

         f) "Employee" means any person employed by the Company within the meaning of Section 3401(c) of the Code and the regulations promulgated thereunder. For purposes of any Non-Qualified Option only, any officer or director of the Company shall be considered an Employee even if he is not an employee within the meaning of the first sentence of this subsection.

         g) "Exercise Price" means the price per share which must be paid upon exercise of an Option in cash or property or a combination of both.

         h) "Fair Market Value" means: (i) if the Common Stock is traded in a market in which actual transactions are reported, the mean of the high and low prices at which the Common Stock is reported to have traded on the relevant date in all markets on which trading in the Common Stock is reported or, if there is no reported sale of the Common Stock on the relevant date, the mean of the highest reported bid price and lowest reported asked price for the Common Stock on the relevant date; (ii) if the Common Stock is Publicly Traded but only in markets in which there is no reporting of actual transactions, the mean of the highest reported bid price and the lowest reported asked price for the Common Stock on the relevant date; or (iii) if the Common Stock is not Publicly Traded, the value of a share of Common Stock as determined by the most recent valuation prepared by an independent expert at the request of the Committee.

         i) "Incentive Stock Option" means any Option which, at the time of the grant, is an incentive stock option within the meaning of Section 422 of the Code.

         j) "Non-Qualified Option" means any Option that is not an Incentive Stock Option pursuant to the terms of this Plan.

         k) "Option" means any option granted pursuant to this Plan.

         l) "Publicly Traded" means that a class of stock is required to be registered pursuant to Section 12 of the Exchange Act, or that stock of that class has been sold within the preceding 12 months in an underwritten public offering, or stock that is regularly traded in a public market.

         m) "Retirement" means a Termination of Employment by reason of an Employee's retirement at a time when the Employee is at least 65 years old, other than by reason of a termination by resignation, discharge, death or Total Disability or the resignation, failure to stand for re-election or dismissal from the Board of Directors.

         n) "Termination of Employment" means the time when the employee-employer relationship between an Employee and the Company ceases to exist for any reason including, but not limited to, a termination by resignation, discharge, death, Total Disability or Retirement, or the resignation, failure to stand for re-election or dismissal from the Board of Directors.

         o) "Total Disability" means the inability of an Employee to perform the material duties of his or her job by reason of a medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months. All determinations as to the date and extent of disability of an Employee will be made in accordance with the written policy pertaining to Employee disability, if any, of the Company by which the Employee is employed. In the absence of a written policy pertaining to Employee disability, all determinations as to the date and extent of disability of an Employee will be made by the Committee in its sole and absolute discretion. In making its determination, the Committee may consider the opinion of the personal physician of the Employee or the opinion of an independent licensed physician of the Company's choosing.

3.       EFFECTIVE DATE OF THE PLAN

The "effective date" of this Plan is August 11, 1999.

4.       ADMINISTRATION OF THE PLAN

Either the Board of Directors or the Committee shall be responsible for the administration of this Plan, and shall grant Options pursuant to this Plan. Subject to the express provisions of this Plan, the Committee shall have full authority to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations which it believes to be necessary or advisable in administering this Plan. The determinations of the Committee on the matters referred to in this section shall be conclusive. The Committee may not amend this Plan. No member of the Committee shall be liable for any act or omission in connection with the administration of this Plan unless it resulted from the member's willful misconduct.

5.       THE COMMITTEE

The Committee shall hold its meeting at such times and places as it may determine and shall maintain written minutes of its meetings. A majority of the members of the Committee shall constitute a quorum at any meeting of the Committee. All determinations of the Committee shall be made by the vote of a majority of the members who participate in a meeting. The members of the Committee may participate in a meeting of the Committee in person or by conference telephone or similar communications equipment by means of which all members can hear each other. Any decision or determination by written consent of all of the members of the Committee shall be as effective as if it had been made by a vote of a majority of the members who participate in a meeting.

6.       STOCK SUBJECT TO THE PLAN

The maximum number of shares of Common Stock as to which Options may be granted pursuant to this Plan is 300,000 shares. The maximum number of shares of such Common Stock shall be reduced each year by the grant of Options as provided herein. If any Option expires or is canceled without being exercised in full, the number of shares as to which the Option is not exercised will once again become shares as to which new Options may be granted. The Common Stock that is issued on exercise of Options may be authorized but unissued shares or shares that have been issued and reacquired by the Company.

7.       PERSONS ELIGIBLE TO RECEIVE OPTIONS

Options may be granted only to Employees, as defined in Section 2(i) above.

8.       GRANTS OF OPTIONS

         a) IN GENERAL. Except as otherwise provided herein, the Committee shall have complete discretion to determine when and to which Employees Options are to be granted, the number of shares of Common Stock as to which Options granted to each Employee will relate, whether Options granted to an Employee will be Incentive Stock Options or Non-Qualified Options or partly Incentive Stock Options and partly Non-Qualified Options and, subject to the limitations in Sections 9 and 10 below, the Exercise Price and the term of Options granted to an Employee. Any Options that are not designated as Incentive Stock Options when they are granted shall be Non-Qualified Options. No grant of an Incentive Stock Option may be conditioned upon a Non-Qualified Option's having yet been exercised in whole or in part, and no grant of a Non-Qualified Option may be conditioned upon an Incentive Stock Option's having not been exercised in whole or in part.

9.       OPTION PROVISIONS

         a) EXERCISE PRICE. The Exercise Price of each Option shall be as determined by the Committee; provided, however, that in the case of Incentive Stock Options, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant of the Option.

         b) TERM. The term of each Option shall be as determined by the Committee, but in no event shall the term of an Option (whether or not an Incentive Stock Option) be longer than ten (10) years from the Date of Grant.

         c) MANNER OF EXERCISE. An Option that has vested pursuant to the terms of this Plan may be exercised in whole or in part, in increments of a minimum of 100 shares, at any time, or from time to time, during its term. To exercise an Option, the Employee exercising the Option must deliver to the Company, at its principal office:

                  i) a written notice of exercise of the Option, which states the extent to which the Option is being exercised and which is executed by the Employee;

                  ii) a check in an amount, or Common Stock with a Fair Market Value, equal to the Exercise Price of the Option times the number of shares being exercised, or a combination of the foregoing; and

                  iii) a check equal to any withholding taxes the Company is required to pay as a result of the exercise of the Option by the Employee. If permitted by the Board of Directors or the Committee, either at the time of the grant of the Option or the time of exercise, the Employee may elect, at such time and in such manner as the Board of Directors or the Committee may prescribe, to satisfy such withholding obligation by (A) delivering to the Company Common Stock (which in the case of Common Stock acquired from the Company shall have been owned by the Employee for at least six months prior to the delivery date) having a fair market value equal to such withholding obligation, or (B) requesting that the Company withhold from the shares of Common Stock to be delivered upon the exercise a number of shares of Common Stock having a fair market value equal to such withholding obligation.

The day on which the Company receives all of the items specified in this subsection shall be the date on which the Option is exercised to the extent described in the notice of exercise.

         d) DELIVERY OF STOCK CERTIFICATES. As promptly as practicable after an Option is exercised, the Company shall cause the transfer agent to deliver to the Employee who exercises the Option certificates, registered in that person's name, representing the number of shares of Common Stock that were purchased by the exercise of the Option. Unless the Common Stock was issued in a transaction that was registered pursuant to the Securities Act of 1933, as amended (the "Securities Act"), each certificate may bear a legend to indicate that if the Common Stock represented by the certificate was issued in a transaction that was not registered pursuant to the Securities Act, and may only be sold or transferred in a transaction that is registered pursuant to the Securities Act or is exempt from the registration requirements of the Securities Act.

         e) VESTING OF OPTIONS. Except as otherwise provided in this Plan, the Options granted hereunder to Employees shall be subject to such conditions as to vesting as shall be determined by the Committee, in its sole and absolute discretion, at the Date of Grant of the Option, and the terms of such vesting shall be clearly set forth in the instrument granting the Option. Upon exercise of an Option and the delivery the stock certificates as provided herein, the Common Stock acquired upon exercise of the Option shall not be subject to forfeiture by the Employee for any reason whatsoever.

         f) NON-TRANSFERABILITY OF OPTIONS. During the lifetime of a person to whom an Option is granted pursuant to this Plan, the Option may be exercised only by that person or by his or her guardian or legal representative, except to the extent the Board of Directors or the Compensation Committee shall otherwise determine, whether at the time the option is granted or thereafter, and then only for estate planning purposes to a trust wherein the option holder is the trustee, and except to the extent the Board of Directors or the Committee shall otherwise determine, whether at the time Option is granted or thereafter. An Option may not be assigned, transferred, sold, pledged or hypothecated in any way; shall not be subject to levy or execution or disposition under the Bankruptcy Code of 1978, as amended, or any other state or federal law granting relief to creditors, whether now or hereafter in effect; and shall not be transferable otherwise than by will or the laws of descent and distribution. The Company will not recognize any attempt to assign, transfer, sell, pledge, hypothecate or otherwise dispose of an Option contrary to the provisions of this Plan, or to levy any attachment, execution or similar process upon any Option and, except as expressly stated in this Plan, the Company shall not be required to, and shall not, issue Common Stock on the exercise of an Option to anyone who claims to have acquired that Option from the person to whom it was granted in violation of this subsection.

         g) RETIREMENT OF HOLDER OF OPTION. If there is a Termination of Employment of an Employee to whom an Option has been granted due to Retirement, each Stock Option held by the retired Employee, whether or not then vested, may be exercised until the earlier of: (x) the end of the twenty-four (24) month period immediately following the date of such Termination of Employment; or (y) the expiration of the term specified in the Option.

         h) TOTAL DISABILITY OF HOLDER OF OPTION. If there is a Termination of Employment of an Employee to whom an Option has been granted by reason of his or her Total Disability, each Option held by the Employee, whether or not then vested, may be exercised until the earlier of: (x) the end of the twenty-four
(24) month period immediately following the date of such Termination of Employment; or (y) the expiration of the term specified in the Option.

         i) DEATH OF HOLDER OF OPTION. If there is a Termination of Employment of an Employee to whom an Option has been granted by reason of (i) his or her death, or (ii) the death of a former Employee within twenty-four (24) months following the date of his or her Retirement, or (iii) the death of a former Employee within twenty-four (24) months following the date of his or her Termination of Employment by reason of Total Disability, then each Option held by the person at the time of his or her death, whether or not then vested, may be exercised by the person or persons to whom the Option shall pass by will or by the laws of descent and distribution (but by no other persons) until the earlier of: (x) the end of the twenty-four (24) month period immediately following the date of death (or such longer period as is permitted by the Committee); and (y) the expiration of the term specified in the Option, provided, however, that in no event is the term of the Option to be deemed to expire prior to the end of three (3) months from the date of death of the Employee.

         j) TERMINATION OF EMPLOYMENT OTHER THAN FOR RETIREMENT, DEATH OR DISABILITY. Unless the Committee or the Board of Directors states otherwise with respect to a specific Option, if there is a Termination of Employment of an Employee to whom an Option has been granted pursuant to this Plan for any reason other than the Retirement, death or Total Disability of the Employee, then all Options held by such Employee which are then vested may be exercised until the earlier of: (x) the twenty-four (24) month period immediately following the date of such Termination of Employment; or (y) the expiration of the term specified in the Option.

         k) STOCK OPTION AGREEMENT. As promptly as practicable after an Employee is granted an Option pursuant to this Plan, the Committee shall send the Employee a document setting forth the terms and conditions of the grant. The form of grant document shall be substantially as set forth in Exhibit "A" attached hereto. Each Option granted pursuant to this Plan must be clearly identified as to whether it is or is not an Incentive Stock Option and shall set forth all other terms and conditions relating to the exercise thereof. In the case of an Incentive Stock Option, the document shall include all terms and provisions that the Committee determines to be necessary or desirable in order to qualify the Option as an Incentive Stock Option within the meaning of Section 422 of the Code. If an Employee is granted an Incentive Stock Option and a Non-Qualified Option at the same time, the Committee shall send the Employee a separate document relating to each of the Incentive Stock Option and the Non-Qualified Option.

         l) REGISTRATION OF PLAN. The Company shall have no obligations to register the Plan unless directed to do so by the Board of the Company based on the Company's best interests.

10.      SPECIAL PROVISIONS RELATING TO INCENTIVE STOCK OPTIONS

No Incentive Stock Option may be granted pursuant to this Plan after ten (10) years from the first to occur of: (i) the date this Plan is adopted by the Board of Directors; or (ii) the date this Plan is approved by the stockholders of the Company. No Incentive Stock Option may be exercised after the expiration of ten
(10) years from the Date of Grant or such shorter period as is provided herein. Notwithstanding Section 8(b) hereof, Incentive Stock Options may not be granted to an Employee who, at the time the Option is granted, owns more than ten (10%) percent of the total combined voting power of the stock of the Company, unless:
(i) the purchase price of the Common Stock pursuant to the Incentive Stock Option is at least 110 percent of the Fair Market Value of the Common Stock on the Date of Grant; and (ii) the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the Date of Grant. The Committee is authorized, pursuant to the last sentence of Section 422(b) of the Code, to provide at the time an Option is granted, pursuant to the terms of such Option, that such Option shall not be treated as an Incentive Stock Option even though it would otherwise qualify as an Incentive Stock Option. The terms of any Incentive Stock Option granted hereunder shall, in the hands of any individual grantee thereof, be subject to the dollar limitations set forth in Section 422(d) of the Code (pertaining to the $100,000 per year limitation).

11.      RECAPITALIZATION

         a) IN GENERAL. If the Company increases the number of outstanding shares of Common Stock through a stock dividend or a stock split, or reduces the number of outstanding shares of Common Stock through a combination of shares or similar recapitalization then, immediately after the record date for the change: (i) the number of shares of Common Stock issuable on the exercise of each outstanding Option granted pursuant to this Plan (whether or not then vested) shall be increased in the case of a stock dividend or a stock split, or decreased in the case of a combination or similar recapitalization that reduces the number of outstanding shares, by a percentage equal to the percentage change in the number of outstanding shares of Common Stock as a result of the stock dividend, stock split, combination or similar recapitalization; (ii) the Exercise Price of each outstanding Option granted pursuant to this Plan (whether or not then vested) shall be adjusted so that the total amount to be paid upon exercise of the Option in full will not change; and (iii) the number of shares of Common Stock that may be issued on exercise of Options granted pursuant to this Plan (whether or not then vested) and that are outstanding or remain available for grant shall be increased or decreased by a percentage equal to the percentage change in the number of outstanding shares of Common Stock. Any fractional shares will be rounded up to whole shares.

12.      RIGHTS OF OPTION HOLDER

         a) STOCKHOLDER. The holder of an Option (whether or not then vested) shall not have any rights as a stockholder by reason of holding that Option. Upon exercise of an Option granted pursuant to this Plan, the holder shall be deemed to acquire the rights of a stockholder when, but not before, the issuance of Common Stock as a result of the exercise is recorded in the stock transfer records of the Company.

         b) EMPLOYMENT. Nothing in this Plan or in the grant of an Option shall confer upon any Employee the right to continue in the employ of the Company or shall interfere with or restrict in any way the rights of the Company to discharge any Employee at any time for any reason whatsoever, with or without cause.

13.      LAWS AND REGULATIONS

The obligation of the Company to sell and deliver shares of Common Stock on vesting and exercise of Options granted pursuant to this Plan shall be subject to the condition that counsel for the Company be satisfied that the sale and delivery thereof will not violate the Securities Act or any other applicable laws, rules or regulations. In addition, the Company may, as a condition to such sale and delivery, require the Employee to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required pursuant to such securities laws.

14.      WITHHOLDING OF TAXES

         a) IN GENERAL. In addition to the requirement set forth in Section 9(c) above that, in order to exercise an Option granted pursuant to this Plan a person must make a payment to the Company or authorize withholding in order to enable the Company to pay any withholding taxes due as a result of the exercise of that Option, if an Employee who exercised an Incentive Stock Option disposes of shares of Common Stock acquired through exercise of that Incentive Stock Option either (x) within two years after the Date of Grant of the Incentive Stock Option or (y) within one year after the issuance of the shares on exercise of the Incentive Stock Option then, promptly thereafter, the Employee shall notify the Company of the occurrence of the event and the amount realized upon the disposition of such Common Stock by the Employee, and pay any federal, state and other taxes due as a result thereof.

         b) WITHHOLDING OF TAXES. If, whether because of a disposition of Common Stock acquired on exercise of an Incentive Stock Option, the exercise of a Non-Qualified Option or otherwise, the Company becomes required to pay withholding taxes to any federal, state or other taxing authority and the Employee fails to provide the Company with the funds with which to pay that withholding tax, then the Company may withhold, subject to applicable state law, up to 50% of each payment of salary or bonus to the Employee

(which will be in addition to any other required or permitted withholding), until the Company has been reimbursed for the entire withholding tax it was required to pay.

15.      RESERVATION OF SHARES

The Company shall at all times keep reserved for issuance on exercise of Options granted pursuant to this Plan a number of authorized but unissued or reacquired shares of Common Stock equal to the maximum number of shares the Company may be required to issue on exercise of outstanding Options (whether or not then vested) granted pursuant to this Plan.

16.      AMENDMENT OF THE PLAN

The Board of Directors may, at any time and from time to time, modify or amend this Plan in any respect effective at any date the Board of Directors determines; provided, however, that, without the approval of the stockholders of the Company the Board of Directors may not increase the maximum number of Incentive Stock Options that may be granted under the Plan. No modification or amendment of this Plan shall, without the consent of the holder of an outstanding Option (whether nor not then vested), adversely affect the holder's rights pursuant to that Option.

17.      TERMINATION OF THE PLAN

         The Board of Directors may suspend or terminate this Plan at any time or from time to time, but no such action shall adversely affect the rights of a person holding an outstanding Option, whether or not then vested, granted pursuant to this Plan prior to that date.

                             STOCK OPTION AGREEMENT

         This Agreement is made as of ___________, by and between PROXYMED, INC. (the "Company") and _____________, who is an employee, officer or director of the Company or one of its subsidiaries (the "Employee").

         WHEREAS, the Employee is a valuable and trusted employee, officer or director of the Company, and the Company considers it desirable and in its best interests that the Employee be given an inducement to acquire a further proprietary interest in the Company, and an added incentive to advance the interests of the Company by possessing a right (the "Option Right") to purchase shares of the Company's common stock, $.001 par value (the "Option Stock"), in accordance with the PROXYMED, INC. 2000 Stock Option Plan (the "Plan").

         NOW, THEREFORE, in consideration of the premises, it is agreed by and between the parties as follows:

1. DEFINITIONS. All terms not defined herein and defined in the Plan shall be given the meaning expressed in the Plan.

2. GRANT OF OPTION. The Company hereby grants to the Employee the right, privilege and option to purchase the number of shares of Option Stock, at the purchase price as shown on Schedule I attached hereto (the "Option Price"), in the manner and subject to the conditions hereinafter provided in this Agreement and as provided in the Plan. The Option Right granted hereunder is either an Incentive Stock Option or Non-Qualified Option, as specified on Schedule I.

3. TIME OF EXERCISE OF OPTION. The aforesaid Option Right may be exercised at any time, subject to Section 4, below, and from time to time, until the termination thereof as provided in Paragraph 6, below, or as otherwise provided in the Plan; provided, however, that the Option Right granted herein may not be exercised after the termination date as shown on Schedule I, unless provided otherwise in the Plan.

4.       VESTING OF OPTION RIGHT. The Option Right shall vest as provided in
         Schedule I.

5. METHOD OF EXERCISE. The Option Right shall be exercised in whole or in part, in increments of a minimum of one hundred (100) shares, at any time, or from time to time, during its term. To exercise an option, the Employee shall deliver written notice in the form attached hereto as
         Schedule II to the Company at its principal place of business, accompanied by payment of the Option Price per share and compliance with such other conditions and requirements as set forth in the Plan. Payment shall be made by a check, plus a check equal to any withholding taxes that the Company is required to pay as a result of the exercise of the Option by the Employee.

         Subject to the terms and conditions set forth in the Plan, as promptly as practicable after an Option is exercised, the Company shall deliver such shares issuable upon exercise of the Option.

6. TERMINATION OF EMPLOYMENT. The rights and obligations of the Employee upon Termination of Employment shall be as set forth in the Plan.

7. RESTRICTIONS ON CERTAIN RESALES. The shares issuable upon exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering. The holder may not resell the shares purchased hereunder except pursuant to registration under the Securities Act or an exemption therefrom.

         Resales of shares issuable hereunder may be subject to other state and federal securities laws. The Employee is advised to consult with legal counsel as to compliance with the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") and such other laws prior to resale of such shares.

         The Company, as a condition to the exercise of an Option to acquire shares not registered under the Securities Act, may require the Employee to represent and warrant at the time of any exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by the Securities Act.

8. RECLASSIFICATION, MERGER, ETC. The rights and obligations of the Company and the Employee as a result of the transactions specified in
         Section 11 of the Plan shall be as provided therein.

9. RIGHTS PRIOR TO EXERCISE OF OPTION. This Option Right is nonassignable and nontransferable by the Employee except as provided in the Plan and, during his lifetime, is exercisable only by him. The Employee shall have no rights as a stockholder with respect to the Option Stock until payment of the Option Price and delivery to him of such shares as herein provided. Nothing in this Agreement shall confer any right in an employee to continue in the employment of the Company or interfere in any way with the right of the Company to terminate such employment at any time.

10. BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

11. DISCREPANCIES. If there appears to be any discrepancies between this Agreement and the Plan, they shall be interpreted and determined by the terms and conditions of the Plan.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                  PROXYMED, INC.

By:_________________________________   By: __________________________________
   Frank M. Puthoff, Secretary             Harold S. Blue, Chairman of the Board
                                           and Chief Executive Officer

         I hereby accept the stock option right offered to me by the Company, as set forth in this Stock Option Agreement dated as of _________, and Schedule I which is attached thereto.

                                          Accepted by:

                                          Employee:

                                          _____________________________________
                                          EMPLOYEE SIGNATURE

                                          _____________________________________
                                          DATE

                                   SCHEDULE I

         The information set forth in this Schedule I is subject to all of the terms of the PROXYMED, INC. Stock Option Agreement to which this Schedule is attached.

         1.       Name of Employee, Officer or Director:

                  __________________________________

         2.       Address:

                  __________________________________

                  __________________________________

         3.       Social Security Number: __________________________________

         4.       Number of Shares: __________________________________

         5. Exercise Price: $____ per share [closing price at close of business on _____].

         6.       Type of Option (check one):

                      [ ]      Incentive Stock Option

                      [ ]      Qualified Stock Option

         7.       NUMBER OF SHARES         DATE VESTED          TERMINATION DATE
                  ----------------         -----------          ----------------


REFERENCE IS MADE TO THE 2000 STOCK OPTION PLAN FOR CERTAIN EVENTS SUCH AS DEATH, DISABILITY AND TERMINATION OF EMPLOYMENT THAT CAUSE THESE OPTIONS TO EXPIRE PRIOR TO THE TERMINATION DATE SET FORTH ABOVE.

                                   SCHEDULE II

                               NOTICE OF EXERCISE

        I, the undersigned Employee, hereby give notice of the exercise of the Option described below, to the extent and in the manner specified herein, subject to the all of the terms and conditions of the PROXYMED, INC. STOCK OPTION AGREEMENT granting this Option and the PROXYMED, INC. 2000 STOCK OPTION PLAN. If the shares to be acquired pursuant to this exercise of the Option are not registered under the Securities Act of 1933, as amended, the undersigned represents and warrants that the shares are being purchased only for investment and without any present intention to sell or distribute such shares.

         1.       Name of Employee, Officer or Director:

                  __________________________________

         2.       Address:

                  __________________________________

                  __________________________________

                  __________________________________

         3.       Social Security Number: __________________________________

         4.       Number of Shares Being Exercised on This Date: ______________

         5.       Exercise Price: $____ per share

         6.       Manner of Payment:

                  ______ Check (amount enclosed: $_________________)


                                              __________________________________
                                              EMPLOYEE SIGNATURE

                                              __________________________________
                                              DATE

SIGNATURE GUARANTEE:

__________________________

                                [OBJECT OMITTED]

                                    EXHIBIT C

                           2000 1/2 STOCK OPTION PLAN

1.       PURPOSE OF THE PLAN

The purpose of this Plan is to further the growth of ProxyMed, Inc., a Florida corporation, and its subsidiaries (the "Company") by offering an incentive to officers, directors, other key employees and consultants of the Company to continue in the employ of the Company, and to increase the interest of these individuals in the Company, through additional ownership of its common stock.

2.       DEFINITIONS

Whenever used in this Plan, the following terms shall have the meanings set forth in this Section:

         a) "Board of Directors" means the Board of Directors of the Company.

         b)       "Change of Control" means any of the following events:

                  i) an acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any Person (as defined in the Exchange Act of 1934, as amended (the "1934 Act") immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of two-thirds (2/3) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (x) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Subsidiary"), (y) the Company or any Subsidiary, or (z) any Person in connection with a Non-Control Transaction (as hereinafter defined).

                  ii) the individuals who, as of the date this Plan is approved by the Company's Board of Directors (the "Board"), are members of the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds (2/3) of the Board; provided, however, that the voluntary resignation of a member of the Incumbent Board unrelated to a Change of Control shall not affect such calculation; provided, further, however, that if the election or nomination for election by the Company's stockholders or Board of any new director was approved by a vote of at least two-thirds (2/3) of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board (a "proxy contest"), including by reason of any agreement intended to avoid or settle any election contest or proxy contest; or

                  iii) approval by stockholders of the Company of:

                           a) a merger, consolidation or reorganization
involving the Company, unless

                                (1) the stockholders of the Company, immediately
before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy-five percent (75%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization or the ultimate entity controlling such corporation (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                                (2) the individuals who are members of the
Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds (2/3) of the members of the board of directors of the Surviving Corporation and no agreement, plan or arrangement is in place to change the composition of the board following the merger, consolidation or reorganization such that the Incumbent Board would constitute less than two-thirds (2/3) of the reconstituted board;

                                (3) no person (other than the Company, any
Subsidiary, or any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty percent (20%) or more of the then-outstanding Voting Securities) has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation's then-outstanding Voting Securities; and

                                (4) a transaction described in clauses (1)
through (3) shall herein be referred to as a "Non-Control Transaction".

                           b) a complete liquidation or dissolution of the
Company; or

                           c) an agreement for the sale or other disposition of
all of the operating assets of the Company to any Person (other than a transfer to a Subsidiary).

         Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person; provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then-outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

         c) "Code" means the Internal Revenue Code of 1986, as amended.

         d) "Committee" means the Compensation Committee or similar committee of the Board of Directors.

         e) "Common Stock" means the common stock, par value $.001 per share, of the Company.

         f) "Corporate Transaction" means any (i) reorganization or liquidation of the Company, (ii) reclassification of the Company's capital stock, (iii) merger of the Company with or into another corporation, or (iv) the sale of all or substantially all the assets of the Company, which results in a significant number of employees being transferred to a new employer or discharged or in the creation or severance of a parent-subsidiary relationship.

         g) "Date of Grant" means, as the case may be: (i) the date the Committee approves the grant of an Option pursuant to this Plan; or (ii) such later date as may be specified by the Committee as the date a particular Option granted pursuant to this Plan will become effective.

         h) "Employee" means any person employed by the Company within the meaning of Section 3401(c) of the Code and the regulations promulgated thereunder. For purposes of any Non-Qualified Option only, any officer or director of the Company shall be considered an Employee even if he is not an employee within the meaning of the first sentence of this subsection.

         i) "Exercise Price" means the price per share which must be paid upon exercise of an Option in cash or property or a combination of both.

         j) "Fair Market Value" means: (i) if the Common Stock is traded in a market in which actual transactions are reported, the mean of the high and low prices at which the Common Stock is reported to have traded on the relevant date in all markets on which trading in the Common Stock is reported or, if there is no reported sale of the Common Stock on the relevant date, the mean of the highest reported bid price and lowest reported asked price for the Common Stock on the relevant date; (ii) if the Common Stock is Publicly Traded but only in markets in which there is no reporting of actual transactions, the mean of the highest reported bid price and the lowest reported asked price for the Common Stock on the relevant date; or (iii) if the Common Stock is not Publicly Traded, the value of a share of Common Stock as determined by the most recent valuation prepared by an independent expert at the request of the Committee.

         k) "Incentive Stock Option" means any Option which, at the time of the grant, is an incentive stock option within the meaning of Section 422 of the Code.

         l) "Non-Qualified Option" means any Option that is not an Incentive Stock Option pursuant to the terms of this Plan..

         m) "Option" means any option granted pursuant to this Plan.

         n) "Publicly Traded" means that a class of stock is required to be registered pursuant to Section 12 of the Exchange Act, or that stock of that class has been sold within the preceding 12 months in an underwritten public offering, or stock that is regularly traded in a public market.

         o) "Retirement" means a Termination of Employment by reason of an Employee's retirement at a time when the Employee is at least 65 years old, other than by reason of a termination by resignation, discharge, death or Total Disability or the resignation, failure to stand for re-election or dismissal from the Board of Directors.

         p) "Termination of Employment" means the time when the employee-employer relationship between an Employee and the Company ceases to exist for any reason including, but not limited to, a termination by resignation, discharge, death, Total Disability or Retirement, or the resignation, failure to stand for re-election or dismissal from the Board of Directors.

         q) "Total Disability" means the inability of an Employee to perform the material duties of his or her job by reason of a medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months. All determinations as to the date and extent of disability of an Employee will be made in accordance with the written policy pertaining to Employee disability, if any, of the Company by which the Employee is employed. In the absence of a written policy pertaining to Employee disability, all determinations as to the date and extent of disability of an Employee will be made by the Committee in its sole and absolute discretion. In making its determination, the Committee may consider the opinion of the personal physician of the Employee or the opinion of an independent licensed physician of the Company's choosing.

3.       EFFECTIVE DATE OF THE PLAN

The "effective date" of this Plan is July 7, 2000.

4.       ADMINISTRATION OF THE PLAN

Either the Board of Directors or the Committee shall be responsible for the administration of this Plan, and shall grant Options pursuant to this Plan. Subject to the express provisions of this Plan, the Committee shall have full authority to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations which it believes to be necessary or advisable in administering this Plan. The determinations of the Committee on the matters referred to in this section shall be conclusive. The Committee may not amend this Plan. No member of the Committee shall be liable for any act or omission in connection with the administration of this Plan unless it resulted from the member's willful misconduct.

5.       THE COMMITTEE

The Committee shall hold its meeting at such times and places as it may determine and shall maintain written minutes of its meetings. A majority of the members of the Committee shall constitute a quorum at any meeting of the Committee. All determinations of the Committee shall be made by the vote of a majority of the members who participate in a meeting. The members of the Committee may participate in a meeting of the Committee in person or by conference telephone or similar communications equipment by means of which all members can hear each other. Any decision or determination by written consent of all of the members of the Committee shall be as effective as if it had been made by a vote of a majority of the members who participate in a meeting.

6.       STOCK SUBJECT TO THE PLAN

The maximum number of shares of Common Stock as to which Options may be granted pursuant to this Plan is 3,000,000 shares. The maximum number of shares of such Common Stock shall be reduced each year by the grant of Options as provided herein. If any Option expires or is canceled without being exercised in full, the number of shares as to which the Option is not exercised will once again become shares as to which new Options may be granted. The Common Stock that is issued on exercise of Options may be authorized but unissued shares or shares that have been issued and reacquired by the Company.

7.       PERSONS ELIGIBLE TO RECEIVE OPTIONS

Options may be granted only to Employees, as defined in Section 2(h) above.

8.       GRANTS OF OPTIONS

         a) IN GENERAL. Except as otherwise provided herein, the Committee shall have complete discretion to determine when and to which Employees Options are to be granted, the number of shares of Common Stock as to which Options granted to each Employee will relate, whether Options granted to an Employee will be Incentive Stock Options or Non-Qualified Options or partly Incentive Stock Options and partly Non-Qualified Options and, subject to the limitations in Sections 9 and 10 below, the Exercise Price and the term of Options granted to an Employee. Any Options that are not designated as Incentive Stock Options when they are granted shall be Non-Qualified Options. No grant of an Incentive Stock Option may be conditioned upon a Non-Qualified Option's having yet been exercised in whole or in part, and no grant of a Non-Qualified Option may be conditioned upon an Incentive Stock Option's having not been exercised in whole or in part.

9.       OPTION PROVISIONS

         a) EXERCISE PRICE. The Exercise Price of each Option shall be as determined by the Committee; provided, however, that in the case of Incentive Stock Options, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant of the Option.

         b) TERM. The term of each Option shall be as determined by the Committee, but in no event shall the term of an Option (whether or not an Incentive Stock Option) be longer than ten (10) years from the Date of Grant.

         c) MANNER OF EXERCISE. An Option that has vested pursuant to the terms of this Plan may be exercised in whole or in part, in increments of a minimum of one hundred (100) shares, at any time, or from time to time, during its term. To exercise an Option, the Employee exercising the Option must deliver to the Company, at its principal office:

                  i) a written notice of exercise of the Option, which states the extent to which the Option is being exercised and which is executed by the Employee;

                  ii) a check in an amount, or Common Stock with a Fair Market Value, equal to the Exercise Price of the Option times the number of shares being exercised, or a combination of the foregoing; and

                  iii) a check equal to any withholding taxes the Company is required to pay as a result of the exercise of the Option by the Employee. If permitted by the Board of Directors or the Committee, either at the time of the grant of the Option or the time of exercise, the Employee may elect, at such time and in such manner as the Board of Directors or the Committee may prescribe, to satisfy such withholding obligation by (A) delivering to the Company Common Stock (which in the case of Common Stock acquired from the Company shall have been owned by the Employee for at least six months prior to the delivery date) having a fair market value equal to such withholding obligation, or (B) requesting that the Company withhold from the shares of Common Stock to be delivered upon the exercise a number of shares of Common Stock having a fair market value equal to such withholding obligation.

The day on which the Company receives all of the items specified in this subsection shall be the date on which the Option is exercised to the extent described in the notice of exercise.

         d) DELIVERY OF STOCK CERTIFICATES. As promptly as practicable after an Option is exercised, the Company shall cause the transfer agent to deliver to the Employee who exercises the Option certificates, registered in that person's name, representing the number of shares of Common Stock that were purchased by the exercise of the Option. Unless the Common Stock was issued in a transaction that was registered pursuant to the Securities Act of 1933, as amended (the "Securities Act"), each certificate may bear a legend to indicate that if the Common Stock represented by the certificate was issued in a transaction that was not registered pursuant to the Securities Act, and may only be sold or transferred in a transaction that is registered pursuant to the Securities Act or is exempt from the registration requirements of the Securities Act.

         e) VESTING OF OPTIONS. Except as otherwise provided in this Plan, the Options granted hereunder to Employees shall be subject to such conditions as to vesting as shall be determined by the Committee, in its sole and absolute discretion, at the Date of Grant of the Option, and the terms of such vesting shall be clearly set forth in the instrument granting the Option; provided, however, that upon a Change of Control, any Options that have not yet vested in accordance with the terms of this Plan and the Stock Option Agreement shall vest upon such Change of Control. An Option shall "vest" at such time as it becomes exercisable in accordance with this Plan and the Stock Option Agreement. Upon exercise of an Option and the delivery the stock certificates as provided herein, the Common Stock acquired upon exercise of the Option shall not be subject to forfeiture by the Employee for any reason whatsoever.

         f) NONTRANSFERABILITY OF OPTIONS. During the lifetime of a person to whom an Option is granted pursuant to this Plan, the Option may be exercised only by that person or by his or her guardian or legal representative, except to the extent the Board of Directors or the Compensation Committee shall otherwise determine, whether at the time the option is granted or thereafter, and then only for estate planning purposes to a trust wherein the option holder is the trustee, and except to the extent the Board of Directors or the Committee shall otherwise determine, whether at the time Option is granted or thereafter. An Option may not be assigned, transferred, sold, pledged or hypothecated in any way; shall not be subject to levy or execution or disposition under the Bankruptcy Code of 1978, as amended, or any other state or federal law granting relief to creditors, whether now or hereafter in effect; and shall not be transferable otherwise than by will or the laws of descent and distribution. The Company will not recognize any attempt to assign, transfer, sell, pledge, hypothecate or otherwise dispose of an Option contrary to the provisions of this Plan, or to levy any attachment, execution or similar process upon any Option and, except as expressly stated in this Plan, the Company shall not be required to, and shall not, issue Common Stock on the exercise of an Option to anyone who claims to have acquired that Option from the person to whom it was granted in violation of this subsection.

         g) RETIREMENT OF HOLDER OF OPTION. If there is a Termination of Employment of an Employee to whom an Option has been granted due to Retirement, each Incentive Stock Option held by the retired Employee, whether or not then vested, may be exercised until the earlier of: (x) the end of the three (3) month period immediately following the date of such Termination of Employment; or (y) the expiration of the term specified in the Option. In the case of a Non-Qualified Option, there shall be substituted the words, "the end of the twelve (12) month period" for the words "the end of the three (3) month period" in the immediately preceding sentence.

         h) TOTAL DISABILITY OF HOLDER OF OPTION. If there is a Termination of Employment of an Employee to whom an Option has been granted by reason of his or her Total Disability, each Option held by the Employee, whether or not then vested, may be exercised until the earlier of: (x) the end of the twelve (12) month period immediately following the date of such Termination of Employment; or (y) the expiration of the term specified in the Option.

         i) DEATH OF HOLDER OF OPTION. If there is a Termination of Employment of an Employee to whom an Option has been granted by reason of (i) his or her death, or (ii) the death of a former Employee within three (3) months following the date of his or her Retirement (or, in the case of a Non-Qualified Option, within twelve (12) months following the date of his or her Retirement), or (iii) the death of a former Employee within twelve (12) months following the date of his or her Termination of Employment by reason of Total Disability, then each Option held by the person at the time of his or her death, whether or not then vested, may be exercised by the person or persons to whom the Option shall pass by will or by the laws of descent and distribution (but by no other persons) until the earlier of: (x) the end of the twelve (12) month period immediately following the date of death (or such longer period as is permitted by the Committee); and (y) the expiration of the term specified in the Option, provided, however, that in no event is the term of the Option to be deemed to expire prior to the end of three (3) months from the date of death of the Employee.

         j) TERMINATION OF EMPLOYMENT OTHER THAN FOR RETIREMENT, DEATH OR DISABILITY. Unless the Committee or the Board of Directors states otherwise with respect to a specific Option, if there is a Termination of Employment of an Employee to whom an Option has been granted pursuant to this Plan for any reason other than the Retirement, death or Total Disability of the Employee, then all Options held by such Employee which are then vested may be exercised until the earlier of: (x) the three (3) month period immediately following the date of such Termination of Employment; or (y) the expiration of the term specified in the Option.

         k) STOCK OPTION AGREEMENT. As promptly as practicable after an Employee is granted an Option pursuant to this Plan, the Committee shall send the Employee a document setting forth the terms and conditions of the grant. The form of grant document shall be substantially as set forth in Exhibit "A" attached hereto. Each Option granted pursuant to this Plan must be clearly identified as to whether it is or is not an Incentive Stock Option and shall set forth all other terms and conditions relating to the exercise thereof. In the case of an Incentive Stock Option, the document shall include all terms and provisions that the Committee determines to be necessary or desirable in order to qualify the Option as an Incentive Stock Option within the meaning of Section 422 of the Code. If an Employee is granted an Incentive Stock Option and a Non-Qualified Option at the same time, the Committee shall send the Employee a separate document relating to each of the Incentive Stock Option and the Non-Qualified Option.

         l) REGISTRATION OF PLAN. Upon a Change of Control, the Company agrees to use its best efforts to cause the Plan to be registered under the Securities Act at the earliest possible time. The Company shall have no other obligations to register the Plan unless directed to do so by the Board of the Company based on the Company's best interests.

10.      SPECIAL PROVISIONS RELATING TO INCENTIVE STOCK OPTIONS

No Incentive Stock Option may be granted pursuant to this Plan after ten (10) years from the first to occur of: (i) the date this Plan is adopted by the Board of Directors; or (ii) the date this Plan is approved by the stockholders of the Company. No Incentive Stock Option may be exercised after the expiration of ten
(10) years from the Date of Grant or such shorter period as is provided herein. Notwithstanding Section 8(b) hereof, Incentive Stock Options may not be granted to an Employee who, at the time the Option is granted, owns more than ten percent (10%) of the total combined voting power of the stock of the Company, unless: (i) the purchase price of the Common Stock pursuant to the Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant; and (ii) the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the Date of Grant. The Committee is authorized, pursuant to the last sentence of
Section 422(b) of the Code, to provide at the time an Option is granted, pursuant to the terms of such Option, that such Option shall not be treated as an Incentive Stock Option even though it would otherwise qualify as an Incentive Stock Option. The terms of any Incentive Stock Option granted hereunder shall, in the hands of any individual grantee thereof, be subject to the dollar limitations set forth in Section 422(d) of the Code (pertaining to the $100,000 per year limitation).

11.      RECAPITALIZATION

         a) IN GENERAL. If the Company increases the number of outstanding shares of Common Stock through a stock dividend or a stock split, or reduces the number of outstanding shares of Common Stock through a combination of shares or similar recapitalization then, immediately after the record date for the change:
(i) the number of shares of Common Stock issuable on the exercise of each outstanding Option granted pursuant to this Plan (whether or not then vested) shall be increased in the case of a stock dividend or a stock split, or decreased in the case of a combination or similar recapitalization that reduces the number of outstanding shares, by a percentage equal to the percentage change in the number of outstanding shares of Common Stock as a result of the stock dividend, stock split, combination or similar recapitalization; (ii) the Exercise Price of each outstanding Option granted pursuant to this Plan (whether or not then vested) shall be adjusted so that the total amount to be paid upon exercise of the Option in full will not change; and (iii) the number of shares of Common Stock that may be issued on exercise of Options granted pursuant to this Plan (whether or not then vested) and that are outstanding or remain available for grant shall be increased or decreased by a percentage equal to the percentage change in the number of outstanding shares of Common Stock. Any fractional shares will be rounded up to whole shares.

         b) CORPORATE TRANSACTIONS. If, as a result of a Corporate Transaction while an Option granted pursuant to this Plan is outstanding (whether or not then vested), and the holders of the Common Stock become entitled to receive, with respect to their Common Stock, securities or assets other than, or in addition to, their Common Stock, then upon exercise of that Option the holder shall receive what the holder would have received if the holder had exercised the Option immediately before the first Corporate

Transaction that occurred while the Option was outstanding and as if the Company had not disposed of anything the holder would have received as a result of that and all subsequent Corporate Transactions. the Company shall not agree to any Corporate Transaction unless the other party to the Corporate Transaction agrees to make available on exercise of the Options granted pursuant to this Plan that are outstanding at the time of the Corporate Transaction, the securities or other assets the holders of those Options are entitled pursuant to this subsection to receive.

12.      RIGHTS OF OPTION HOLDER

         a) STOCKHOLDER. The holder of an Option (whether or not then vested) shall not have any rights as a stockholder by reason of holding that Option. Upon exercise of an Option granted pursuant to this Plan, the holder shall be deemed to acquire the rights of a stockholder when, but not before, the issuance of Common Stock as a result of the exercise is recorded in the stock transfer records of the Company.

         b) EMPLOYMENT. Nothing in this Plan or in the grant of an Option shall confer upon any Employee the right to continue in the employ of the Company or shall interfere with or restrict in any way the rights of the Company to discharge any Employee at any time for any reason whatsoever, with or without cause.

13.      LAWS AND REGULATIONS

The obligation of the Company to sell and deliver shares of Common Stock on vesting and exercise of Options granted pursuant to this Plan shall be subject to the condition that counsel for the Company be satisfied that the sale and delivery thereof will not violate the Securities Act or any other applicable laws, rules or regulations. In addition, the Company may, as a condition to such sale and delivery, require the Employee to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required pursuant to such securities laws.

14.      WITHHOLDING OF TAXES

         a) IN GENERAL. In addition to the requirement set forth in Section 9(c) above that, in order to exercise an Option granted pursuant to this Plan a person must make a payment to the Company or authorize withholding in order to enable the Company to pay any withholding taxes due as a result of the exercise of that Option, if an Employee who exercised an Incentive Stock Option disposes of shares of Common Stock acquired through exercise of that Incentive Stock Option either (x) within two years after the Date of Grant of the Incentive Stock Option or (y) within one year after the issuance of the shares on exercise of the Incentive Stock Option then, promptly thereafter, the Employee shall notify the Company of the occurrence of the event and the amount realized upon the disposition of such Common Stock by the Employee, and pay any federal, state and other taxes due as a result thereof.

         b) WITHHOLDING OF TAXES. If, whether because of a disposition of Common Stock acquired on exercise of an Incentive Stock Option, the exercise of a Non-Qualified Option or otherwise, the Company becomes required to pay withholding taxes to any federal, state or other taxing authority and the Employee fails to provide the Company with the funds with which to pay that withholding tax, then the Company may withhold, subject to applicable state law, up to 50% of each payment of salary or bonus to the Employee (which will be in addition to any other required or permitted withholding), until the Company has been reimbursed for the entire withholding tax it was required to pay.

15.      RESERVATION OF SHARES

The Company shall at all times keep reserved for issuance on exercise of Options granted pursuant to this Plan a number of authorized but unissued or reacquired shares of Common Stock equal to the maximum number of shares the Company may be required to issue on exercise of outstanding Options (whether or not then vested) granted pursuant to this Plan.

16.      AMENDMENT OF THE PLAN

The Board of Directors may, at any time and from time to time, modify or amend this Plan in any respect effective at any date the Board of Directors determines; provided, however, that, without the approval of the stockholders of the Company the Board of Directors may not increase the maximum number of Incentive Stock Options that may be granted under the Plan. No modification or amendment of this Plan shall, without the consent of the holder of an outstanding Option (whether nor not then vested), adversely affect the holder's rights pursuant to that Option.

17.      TERMINATION OF THE PLAN

The Board of Directors may suspend or terminate this Plan at any time or from time to time, but no such action shall adversely affect the rights of a person holding an outstanding Option, whether or not then vested, granted pursuant to this Plan prior to that date.

                                   EXHIBIT "A"

                             STOCK OPTION AGREEMENT

         This Agreement is made as of ___________, 20__, by and between PROXYMED, INC. (the "Company") and _____________, who is an employee, officer or director of the Company or one of its subsidiaries (the "Employee").

         WHEREAS, the Employee is a valuable and trusted employee, officer or director of the Company, and the Company considers it desirable and in its best interests that the Employee be given an inducement to acquire a further proprietary interest in the Company, and an added incentive to advance the interests of the Company by possessing a right (the "Option Right") to purchase shares of the Company's common stock, $.001 par value (the "Option Stock"), in accordance with the PROXYMED, INC. 2000 1/2 Stock Option Plan (the "Plan").

         NOW, THEREFORE, in consideration of the premises, it is agreed by and between the parties as follows:

1. DEFINITIONS. All terms not defined herein and defined in the Plan shall be given the meaning expressed in the Plan.

2. GRANT OF OPTION. The Company hereby grants to the Employee the right, privilege and option to purchase the number of shares of Option Stock, at the purchase price as shown on Schedule I attached hereto (the "Option Price"), in the manner and subject to the conditions hereinafter provided in this Agreement and as provided in the Plan. The Option Right granted hereunder is either an Incentive Stock Option or Non-Qualified Option, as specified on Schedule I.

3. TIME OF EXERCISE OF OPTION. The aforesaid Option Right may be exercised at any time, subject to Section 4, below, and from time to time, until the termination thereof as provided in Paragraph 6, below, or as otherwise provided in the Plan; provided, however, that the Option Right granted herein may not be exercised after the termination date as shown on Schedule I, unless provided otherwise in the Plan.

4. VESTING OF OPTION RIGHT. The Option Right shall vest as provided in Schedule
I.

5. METHOD OF EXERCISE. The Option Right shall be exercised in whole or in part, in increments of a minimum of one hundred (100) shares, at any time, or from time to time, during its term. To exercise an option, the Employee shall deliver written notice in the form attached hereto as Schedule II to the Company at its principal place of business, accompanied by payment of the Option Price per share and compliance with such other conditions and requirements as set forth in the Plan. Payment shall be made by a check, plus a check equal to any withholding taxes that the Company is required to pay as a result of the exercise of the Option by the Employee.

Subject to the terms and conditions set forth in the Plan, as promptly as practicable after an Option is exercised, the Company shall deliver such shares issuable upon exercise of the Option.

6. TERMINATION OF EMPLOYMENT. The rights and obligations of the Employee upon Termination of Employment shall be as set forth in the Plan.

7. RESTRICTIONS ON CERTAIN RESALES. The shares issuable upon exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering. The holder may not resell the shares purchased hereunder except pursuant to registration under the Securities Act or an exemption therefrom.

   Resales of shares issuable hereunder may be subject to other state and federal securities laws. The Employee is advised to consult with legal counsel as to compliance with the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") and such other laws prior to resale of such shares.

   The Company, as a condition to the exercise of an Option to acquire shares not registered under the Securities Act, may require the Employee to represent and warrant at the time of any exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by the Securities Act.

8. RECLASSIFICATION, MERGER, ETC. The rights and obligations of the Company and the Employee as a result of the transactions specified in Section 11 of the Plan shall be as provided therein.

9. RIGHTS PRIOR TO EXERCISE OF OPTION. This Option Right is nonassignable and nontransferable by the Employee except as provided in the Plan and, during his lifetime, is exercisable only by him. The Employee shall have no rights as a stockholder with respect to the Option Stock until payment of the Option Price and delivery to him of such shares as herein provided. Nothing in this Agreement shall confer any right in an employee to continue in the employment of the Company or interfere in any way with the right of the Company to terminate such employment at any time.

10. BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

11. DISCREPANCIES. If there appears to be any discrepancies between this Agreement and the Plan, they shall be interpreted and determined by the terms and conditions of the Plan.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                          PROXYMED, INC.



By: __________________________________    By: __________________________________
    Frank M. Puthoff, Secretary               John B. Okkerse, Jr., Ph.D.
                                              Chief Executive Officer

         I hereby accept the stock option right offered to me by the Company, as set forth in this Stock Option Agreement dated as of ________, 20__, and
Schedule I which is attached thereto.

                                              Accepted by:

                                              Employee:

                                              __________________________________
                                              EMPLOYEE SIGNATURE

                                              __________________________________
                                              DATE

                                   SCHEDULE I

         The information set forth in this Schedule I is subject to all of the terms of the PROXYMED, INC. Stock Option Agreement to which this Schedule is attached.

         1.       Name of Employee, Officer or Director:

                  __________________________________

         2.       Address:

                  __________________________________

                  __________________________________

         3.       Social Security Number: __________________________________

         4.       Number of Shares: __________________________________

         5. Exercise Price: $____ per share [closing price at close of business on _____].

         6.       Type of Option (check one):

                      [ ]       Incentive Stock Option

                      [ ]       Qualified Stock Option

         7.       NUMBER OF SHARES          DATE VESTED        TERMINATION DATE
                  ----------------          -----------        ----------------


REFERENCE IS MADE TO THE 2000 1/2 STOCK OPTION PLAN FOR CERTAIN EVENTS SUCH AS DEATH, DISABILITY, CHANGE OF CONTROL AND TERMINATION OF EMPLOYMENT THAT CAUSE THESE OPTIONS TO EXPIRE PRIOR TO THE TERMINATION DATE SET FORTH ABOVE.

                                   SCHEDULE II

                               NOTICE OF EXERCISE

        I, the undersigned Employee, hereby give notice of the exercise of the Option described below, to the extent and in the manner specified herein, subject to the all of the terms and conditions of the PROXYMED, INC. STOCK OPTION AGREEMENT granting this Option and the PROXYMED, INC. 2000 1/2 STOCK OPTION PLAN. If the shares to be acquired pursuant to this exercise of the Option are not registered under the Securities Act of 1933, as amended, the undersigned represents and warrants that the shares are being purchased only for investment and without any present intention to sell or distribute such shares.

        1.     Name of Employee, Officer or Director:

               __________________________________

        2.     Address:

               __________________________________

               __________________________________

               __________________________________

        3.     Social Security Number: __________________________________

        4.     Number of Shares Being Exercised on This Date: __________________

        5.     Exercise Price:  $____ per share

        6.     Manner of Payment:

               ______ Check (amount enclosed: $ _________________)


                                              __________________________________
                                              EMPLOYEE SIGNATURE

                                              __________________________________
                                              DATE:

SIGNATURE GUARANTEE:

______________________________

                   PROXY FOR ANNUAL MEETING OF PROXYMED, INC.
                           2555 DAVIE ROAD, SUITE 110
                          FT. LAUDERDALE, FLORIDA 33317
                                 (954) 473-1001

               SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS OF
                                 PROXYMED, INC.


         The undersigned hereby appoints Harold S. Blue and Frank M. Puthoff with the power to vote, either one of them, at the Annual Meeting of Shareholders of ProxyMed, Inc. (the "Company") to be held on Friday, July 7, 2000, at 9:00 a.m., Eastern Daylight Time, at the Sheraton Fort Lauderdale Airport, 1825 Griffin Road, Dania, Florida 33004, or any adjournment thereof, all shares of the Common Stock which the undersigned possesses and with the same effect as if the undersigned was personally present, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on this card. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR THE ELECTION OF ALL LISTED NOMINEES; IN FAVOR OF THE RATIFICATION AND APPROVAL OF THE ISSUANCE AND SALE OF THE SERIES B PREFERRED AND THE RELATED WARRANTS, THE ISSUANCE OF COMMON STOCK UPON THE CONVERSION OF THE SERIES B PREFERRED, THE EXERCISE OF THE RELATED WARRANTS AND THE PAYMENT OF DIVIDENDS ON THE SERIES B PREFERRED, THE ISSUANCE OF WARRANTS IN CONNECTION WITH THE REDEMPTION OF CERTAIN SHARES OF SERIES B PREFERRED, AND THE ISSUANCE OF COMMON STOCK UPON THE EXERCISE OF THE WARRANTS ISSUED IN CONNECTION WITH THE REDEMPTION OF CERTAIN SHARES OF SERIES B PREFERRED; IN FAVOR OF THE RATIFICATION AND APPROVAL OF THE ISSUANCE OF UP TO 50,000,000 SHARES OF COMMON STOCK AND SECURITIES CONVERTIBLE INTO OR EXERCISABLE FOR COMMON STOCK PURSUANT TO THE FINANCING GENERALLY DESCRIBED IN ITEM 3 AND ON SUCH OTHER TERMS AND CONDITIONS AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS TO BE IN THE BEST INTEREST OF THE COMPANY; IN FAVOR OF AMENDING THE COMPANY'S RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 100,000,000; IN FAVOR OF THE ADOPTION OF THE 2000 STOCK OPTION PLAN; IN FAVOR OF THE ADOPTION OF THE 2000 1/2 STOCK OPTION PLAN; AND AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF ALL ITEMS.


(l) ELECTION OF DIRECTORS: (Nominees are Harold S. Blue, Bertram J. Polan, Peter A. A. Saunders and Eugene R. Terry)*

                 [ ] FOR                 [ ] WITHHOLD AUTHORITY

* To vote your shares for all director nominees, mark the "For" box . To withhold voting for all nominees, mark the "Withhold Authority" box. If you do not wish your shares voted "For" a particular nominee(s), enter the name(s) of that nominee(s) in the following space: _______________.

(2) RATIFICATION AND APPROVAL OF THE ISSUANCE AND SALE OF THE SERIES B PREFERRED AND THE RELATED WARRANTS, THE ISSUANCE OF COMMON STOCK UPON THE CONVERSION OF THE SERIES B PREFERRED, THE EXERCISE OF THE RELATED WARRANTS AND THE PAYMENT OF DIVIDENDS ON THE SERIES B PREFERRED, THE ISSUANCE OF WARRANTS IN CONNECTION WITH THE REDEMPTION OF CERTAIN SHARES OF SERIES B PREFERRED, AND THE ISSUANCE OF COMMON STOCK UPON THE EXERCISE OF WARRANTS ISSUED IN CONNECTION WITH THE REDEMPTION OF CERTAIN SHARES OF SERIES B PREFERRED.

              [ ] FOR               [ ] AGAINST                [ ] ABSTAIN


(3) RATIFICATION AND APPROVAL OF THE ISSUANCE OF UP TO 50,000,000 SHARES OF COMMON STOCK AND SECURITIES CONVERTIBLE INTO OR EXERCISABLE FOR COMMON STOCK PURSUANT TO THE FINANCING GENERALLY DESCRIBED IN ITEM 3 AND ON SUCH OTHER TERMS AND CONDITIONS AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS TO BE IN THE BEST INTEREST OF THE COMPANY.


              [ ] FOR               [ ] AGAINST                [ ] ABSTAIN

(4) AMEND THE COMPANY'S RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, PAR VALUE $.001, FROM 50,000,000 TO 100,000,000.

              [ ] FOR               [ ] AGAINST                [ ] ABSTAIN

(5)      2000 STOCK OPTION PLAN.

              [ ] FOR               [ ] AGAINST                [ ] ABSTAIN

(6)      2000 1/2 STOCK OPTION PLAN.

              [ ] FOR               [ ] AGAINST                [ ] ABSTAIN

                                       Dated:_______________________________

                                       _____________________________________
                                       Signature

                                       (Please sign exactly as name appears
                                       hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should include their titles.)

   PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.